UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________________

SCHEDULE 14A
(Rule 14a-101)

__________________________________________

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Health In Tech, Inc.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

HEALTH IN TECH, INC.
701 S. Colorado Ave, Suite 1
Stuart, FL 34994

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON NOVEMBER 5, 2026

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Meeting”) of Health In Tech, Inc., a Nevada corporation (the “Company”), will be held virtually via webcast on November 5, 2026 at 10:00 a.m., EDT, for the purpose of considering and voting upon the following matters:

1.      To elect to our board of directors (the “Board of Directors”) the five (5) director nominees named in the accompanying Proxy Statement, to serve until the annual meeting of stockholders to be held in 2027 and until their respective successors are elected and qualified, or until their earlier death, resignation, disqualification, or removal (“Proposal One”);

2.      To approve an amendment to our Second Amended and Restated Articles of Incorporation of the Company (the “Articles of Incorporation”) to increase the total authorized shares of capital stock of the Company from 220,000,000 to 720,000,000 (the “Authorized Shares Increase”), consisting of 650,000,000 shares of Class A Common Stock, $0.001 par value per share (the “Class A Common Stock”), 50,000,000 shares of Class B Common Stock, $0.001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) and 20,000,000 shares of Series A Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”) (“Proposal Two”);

3.      To approve, in compliance with Nasdaq Listing Rule 5635(b) and Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding Class A Common Stock, pursuant to that certain Standby Equity Purchase Agreement dated August 12, 2026 (the “SEPA”) between the Company and YA II PN, Ltd. (“Yorkville”) (“Proposal Three”);

4.      To amend the Health In Tech, Inc. Equity Incentive Plan (2024) (the “2024 Plan”) to increase the total number of shares of Class A Common Stock authorized for issuance pursuant to awards granted thereunder, including upon the exercise of incentive stock options, from 10,677,849 shares to 20,677,849 shares (“Proposal Four”);

5.      To ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors for the year ending December 31, 2026 (“Proposal Five”); and

6.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. This Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information. You should access and review all proxy materials before voting.

To enable easier access by our stockholders, the Meeting will be a completely virtual meeting conducted via webcast. You will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting www.cleartrustonline.com/HIT. To participate in the Meeting, you must have your 12-digit control number that is shown on your proxy card or voting instruction form, as applicable.

You should log on to the Meeting site at least 15 minutes prior to the start of the Meeting to provide time to register and download the required software, if needed.

The board of directors of the Company (the “Board of Directors”) has fixed the close of business on September 18, 2026 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

On or about October 9, 2026, we will mail to our stockholders of record as of the Record Date our proxy materials and annual report, both of which are also available at www.cleartrustonline.com/HIT .

Your vote is important.    Whether or not you plan to attend the Meeting, please complete, date, sign and return the proxy card mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Stockholders who attend the virtual Meeting should follow instructions at www.cleartrustonline.com/hit to vote online during the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the virtual Meeting, you must follow the instructions from that record holder. Please refer to the section entitled “Important Information About the Meeting — How Do I Vote?” on page 3 of the Proxy Statement for a description of how to vote in advance of the Meeting.

By Order of the Board of Directors,
/s/ Tim Johnson
Tim Johnson
Chief Executive Officer and Director
Stuart, FL 34994
October __, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 5, 2026: THE NOTICE OF MEETING AND PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR 2025 ARE AVAILABLE ELECTRONICALLY AT WWW.CLEARTRUSTONLINE.COM/HIT .

i

HEALTH IN TECH, INC.
701 S. Colorado Ave, Suite 1
Stuart, FL 34994

PROXY STATEMENT
2026 Annual Meeting of Stockholders
To Be Held On November 5, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Health In Tech, Inc., a Nevada corporation (the “Company”), for use at the 2026 Annual Meeting of Stockholders of the Company to be held virtually via webcast on November 5, 2026, at 10:00 a.m., EDT, and at any adjournment or postponement thereof (the “Meeting”). The Notice of Meeting, this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2026 (the “Annual Report”), and a form of proxy card (“Proxy Card”) have been mailed to our stockholders of record as of September 18, 2026 (the “Record Date”). Unless the context otherwise requires, references to the “Company,” “we,” “us,” and “our” refer to Health In Tech, Inc.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving access to these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by our Board of Directors of proxies to be voted at the Meeting to be held on November 5, 2026, at 10:00 a.m., EDT. To enable easier access by our stockholders, the Meeting will be a completely virtual meeting conducted via webcast. You will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting www.cleartrustonline.com/HIT. You will need your 12-digit control number that is shown on your Proxy Card or voting instruction form, as applicable. As a stockholder of record or beneficial owner of shares of the Company at the close of business on the Record Date, you are invited to attend our Meeting and are entitled and requested to vote on the proposals described in this Proxy Statement. You are strongly encouraged to read this Proxy Statement and the Annual Report, which include information that you may find useful in determining how to vote.

What is the purpose of the Meeting?

At the Meeting, our stockholders will consider and vote upon the following proposals:

1.      To elect the five (5) director nominees named herein to our board of directors (the “Board of Directors”), to serve until the annual meeting of stockholders to be held in 2027 and until their respective successors are elected and qualified, or until their earlier death, resignation, disqualification, or removal (“Proposal One” or the “Director Election Proposal”);

2.      To approve an amendment to our Second Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the total authorized shares of capital stock from 220,000,000 to 720,000,000 (the “Authorized Shares Increase”), consisting of 650,000,000 shares of Class A Common Stock, $0.001 par value per share (the “Class A Common Stock”), 50,000,000 shares of Class B Common Stock, $0.001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) and 20,000,000 shares of Series A Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”) (“Proposal Two” or the “Share Increase Authorization Proposal”);

3.      To approve, in compliance with Nasdaq Listing Rule 5635(b) and Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding Class A Common Stock, pursuant to that certain Standby Equity Purchase Agreement dated August 12, 2026 (the “SEPA”) between the Company and YA II PN, Ltd. (“Yorkville”) (“Proposal Three” or the “SEPA Proposal”);

4.      To amend the Health In Tech, Inc. Equity Incentive Plan (2024) (the “2024 Plan”) to (i) increase the total number of shares of Class A Common Stock authorized for issuance pursuant to awards granted thereunder, including upon the exercise of incentive stock options, from 10,677,849 shares to 20,677,849 shares (“Proposal Four” or the “2024 Plan Amendment Proposal”);

5.      To ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors for the year ending December 31, 2026 (“Proposal Five” or the “Independent Auditor Ratification Proposal”); and

6.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Members of our Board of Directors and management and representatives of MaloneBailey, LLP, our independent registered public accounting firm, will be present at the Meeting to respond to appropriate questions from stockholders.

Who is entitled to vote at the Meeting?

All stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 53,600,790 shares of Class A Common Stock, 11,700,000 shares of Class B Common Stock and no shares of Series A Preferred Stock.

What are the voting rights of the holders of Common Stock?

Each outstanding share of our (i) Class A Common Stock will be entitled to one vote per share and (ii) Class B Common Stock will be entitled to ten (10) votes per share. Because there are no shares of Series A Preferred Stock issued and outstanding as of the Record Date, no shares of Series A Preferred Stock will be voting at the Meeting.

Who can attend the Meeting?

All of our stockholders as of the Record Date may attend the Meeting.

You will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting www.cleartrustonline.com/HIT. To participate in the Meeting, you must have your 12-digit control number that is shown on your Proxy Card or voting instruction form, as applicable. If you access the Meeting but do not enter your control number, you will be able to listen to the proceedings, but you will not be able to vote or otherwise participate. You should log on to the Meeting site at least 15 minutes prior to the start of the Meeting to provide time to register and download the required software, if needed.

Can I find out who the stockholders are?

A list of stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for 10 days prior to the Meeting at the office of the Secretary of the Company at the above address, and during the Meeting at www.cleartrustonline.com/HIT.

How many shares must be present to hold the Meeting?

A quorum must be present at the Meeting for any business to be conducted. Stockholders representing a majority in voting power of the shares of the Company issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Meeting or vote by proxy as instructed below.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account by a bank, broker or other nominee (the record holder of your shares), then you are the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.

How do I vote?

Stockholders of Record:    If you are a registered stockholder of Common Stock, meaning that you hold your shares in certificate form or through an account with our transfer agent, Equiniti Trust Company, LLC, you would have received the proxy materials directly from ClearTrust, LLC (“ClearTrust”). If you wish to vote prior to the Meeting, you may vote over the Internet, by telephone, by mail or electronically during the Meeting as follows:

•        Over the Internet Before the Meeting.    Go to the website of our tabulator, ClearTrust, at www.cleartrustonline.com/HIT. Have your Proxy Card in hand when you access the website and follow the instructions to vote your shares. You must submit your internet proxy before 11:59 p.m., Eastern Time, on November 4, 2026, the day before the Meeting, for your proxy to be valid and your vote to count.

•        By Telephone.    Call 1-813-235-4490, the phone number on your Proxy Card. Have your Proxy Card in hand when you call. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on November 4, 2026, the day before the Meeting, for your proxy to be valid and your vote to count.

•        By Mail.    Complete and sign your Proxy Card and mail it to ClearTrust in the postage prepaid envelope that will be provided to you to ClearTrust, LLC — Proxy Agent, 2420 Brunello Trace, Lutz, Florida 33558. ClearTrust must receive your Proxy Card not later than November 4, 2026, the day before the Meeting, for your proxy to be valid and your vote to count.

•        Electronically During the Meeting.    Vote electronically during the Meeting at www.cleartrustonline.com/HIT.

Beneficial Owners of Shares Held in Street Name:    If on the Record Date your shares are held in street name, the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you wish to vote prior to the Meeting, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. Alternatively, you will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting and www.cleartrustonline.com/HIT entering your 12-digit control number that is shown on your voting instruction form included in the proxy materials forwarded to you by or on behalf of your bank, broker or other nominee.

What if I do not specify how my shares are to be voted?

If you are the stockholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of Common Stock with respect to “routine” items, but not with respect to “non-routine” items.

Please note that at the Meeting, we believe that only the proposal to ratify the appointment of our independent auditors (Proposal Five) will be considered “routine” items. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes”. We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendation of our Board of Directors, and therefore “FOR” Proposal Five.

We believe that all other proposals will be considered “non-routine” items, and your broker will not have discretion to vote on these proposals. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “Broker Non-Votes.”

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

Can I change my vote after I submit my proxy?

Yes, you can revoke your proxy at any time before the final vote at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•        You may cast a new vote by telephone or over the internet.

•        You may submit another properly completed proxy with a later date.

•        You may remove a previously submitted vote online at www.cleartrustonline.com/HIT.

•        You may attend the Meeting virtually via webcast and vote electronically (although simply attending the Meeting will not, by itself, revoke your proxy).

If your shares are held in street name, you should contact your bank, broker or other nominee to revoke your proxy or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares at the Meeting, you may change your vote by attending the Meeting and voting electronically.

How does the Board of Directors recommend I vote on the proposals?

Our Board of Directors recommends that you vote:

•        FOR the Director Election Proposal (Proposal One);

•        FOR the Share Increase Authorization Proposal (Proposal Two);

•        FOR the SEPA Proposal (Proposal Three);

•        FOR the 2024 Plan Amendment Proposal (Proposal Four); and

•        FOR the Independent Auditor Ratification Proposal (Proposal Five).

For a more detailed discussion of why you should vote “FOR” Proposal One, Proposal Two, Proposal Three, Four and Proposal Five, see “Proposal One — Director Election Proposal”, “Proposal Two — Share Increase Authorization Proposal”, “Proposal Three — SEPA Proposal”, “Proposal Four — 2024 Plan Amendment Proposal, and “Proposal Five — Independent Auditor Ratification Proposal”, respectively.

Will any other business be conducted at the Meeting?

We know of no other business that will be presented at the Meeting. However, if any other matter properly comes before the stockholders for a vote at the Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What votes are necessary to approve each of the proposals?

Proposal One — Director Election Proposal.    The affirmative vote of a majority of shares presented in person or by proxy at the Meeting, at which a quorum is present, by the holders of stock entitled to vote in the election, is required to elect the nominees for director; provided, however, that, if the Secretary of the Meeting determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represent in person or by proxy at the Meeting, at which a quorum is present, entitled to vote on the election of directors. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum. Directions to “Withhold” and Broker Non-Votes will have no effect on the outcome of this proposal.

Proposal Two — Share Increase Authorization Proposal.    The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the Share Increase Authorization Proposal to increase the number of authorized shares of the Company. Abstentions will have the effect of a vote against this proposal. Abstentions, Broker Non-Votes and votes withheld by non-participating stockholders with respect to this proposal will have the same effect as votes against this proposal because such shares are considered outstanding voting power but are not affirmative votes.

Proposal Three — SEPA Proposal.    The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the issuance of more than an additional 20% of the current shares of Class A Common Stock issued and outstanding pursuant to the SEPA. Abstentions and Broker Non-Votes will have no effect on the outcome of this proposal.

Proposal Four — 2024 Plan Amendment Proposal.    The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting is required to approve the 2024 Plan Amendment Proposal. Abstentions will have the effect of a vote against this proposal. Broker Non-Votes will have no effect on the outcome of this proposal.

Proposal Five — Independent Auditor Ratification Proposal.    The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to ratify the appointment of MaloneBailey, LLP as our independent auditors for the year ending December 31, 2026. Abstentions will have the effect of a vote against this proposal. As this proposal is a “routine” item, if you hold your shares through a bank or a broker and you do not provide instructions to your bank or broker, we believe that your bank or broker will cast a Broker Discretionary Vote in favor of this proposal.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, our Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

EXPENSES OF SOLICITATION

All costs of solicitations of proxies will be borne by us. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies from stockholders for a fee of approximately $5,000. In addition to these proxy materials, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

STOCKHOLDER PROPOSALS

Deadline for Submission of Stockholder Proposals for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in the proxy statement for our next annual meeting of stockholders. For a proposal of a stockholder to be considered for inclusion in next year’s proxy statement, it must be received by our Corporate Secretary in writing at our principal offices, Health In Tech, Inc., 701 S. Colorado Ave, Suite 1, Stuart, FL 34994, Attention: Corporate Secretary, no later than June 7, 2027. However, if our next annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the Meeting, the deadlines for stockholders to submit proposals and nominations of directors as set forth above will change. In such a case, we will publish revised deadlines in a Current Report on Form 8-K that we expect to file within four business days after our Board of Directors determines the 2027 annual meeting date.

Pursuant to Rule 14a-19 promulgated under the Exchange Act, if you intend to solicit proxies in support of director nominees other than the Company’s nominees, then we must receive notice providing the information required by Rule 14a-19 postmarked no later than August 6, 2027. However, if the date of next year’s annual meeting is more than 30 days before or after November 5, 2027, then we must receive your notice by the close of business on the later of the sixtieth (60th) day prior to such meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, and you must comply with the applicable requirements in our By-Laws described below.

Under our By-Laws, if a stockholder wishes to present a proposal or wants to nominate candidates for election as directors at our next annual meeting of stockholders, such stockholder must give written notice to the Corporate Secretary of the Company at our principal executive offices at the address noted above. The Secretary must receive such notice not earlier than July 8, 2027 and not later than August 6, 2027, if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of this year’s annual meeting or not later than 60 days after the anniversary of this year’s annual meeting; and with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of public disclosure of the date of such meeting. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). The proxies to be solicited by our Board of Directors for the 2027 annual meeting will confer discretionary authority on the proxy holders to vote on any untimely stockholder proposal presented at such annual meeting.

Our By-Laws also specify requirements as to the form and content of a stockholder’s notice. We will not entertain any proposals or nominations that do not meet those requirements.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, our directors and certain of our officers may be deemed to be “participants” in the solicitation of proxies by our Board of Directors in connection with the Meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC, excluding exhibits, is being made available concurrently with this Proxy Statement and will also be available without charge to any stockholder upon written request to the Company, 701 S. Colorado Ave, Suite 1, Stuart, FL 34994, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” the proxy materials. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this Proxy Statement, the Annual Report and a form of Proxy Card to you if you call or write us at the following address or phone number: 701 S. Colorado Ave, Suite 1, Stuart, FL 34994, (888) 373-0333. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

CORPORATE GOVERNANCE

Background of Directors and Executive Officers

Set forth below are the name and age as of October 1, 2026 of each of our director nominees and executive officers, the positions held by each director nominee and executive officer with us, as applicable, his or her principal occupation and business experience during the last five years, and the year of the commencement of his or her term as a director or executive officer, as applicable. Additionally, for each director nominee, included below is information regarding the specific experience, qualifications, attributes and skills that contributed to the decision by our Board of Directors to nominate him or her for election as a director and the names of other publicly held companies of which he or she serves or has served as a director in the previous five years.

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Executive officers are appointed by our Board of Directors and serve at its pleasure. No person was selected as a director pursuant to any arrangement or understanding.

Name	Age	Position
Executive Officers
Tim Johnson	61	Chief Executive Officer and Director*
Julia (LinLin) Qian	51	Chief Financial Officer and Director*
Jonathan (Del) Lockett	66	Chief Strategy Officer
Lori Babcock	62	Chief of Staff
Zain Hasan	39	Chief Growth Officer
Michael Clarkson	52	Chief Information Security Officer
Sri Rajagopalan	58	Chief Technology Officer
John P. McStravock	67	General Counsel
Board of Directors (Non-Employee)
William D. Howard	67	Director*
Timothy Hayes	78	Director*
Tim Cortes	60	N/A**

____________

*        Denotes an incumbent director

**      Denotes a new director nominee

Executive Officers

Tim Johnson

Mr. Johnson has served as our Chief Executive Officer and as a member of our Board of Directors since the Company’s formation. Mr. Johnson has over 30 years of experience in the insurance industry, with a background spanning both the carrier and brokerage sides of the business. Prior to founding the Company, Mr. Johnson held positions at Liberty Mutual, Cottingham & Butler and AIG, and has founded multiple companies in the medical insurance sector.

Mr. Johnson has deep expertise in stop-loss insurance and self-funded benefits solutions. Mr. Johnson received his Master of Business Analytics from Missouri Western State College in 1988. We believe Mr. Johnson is qualified to serve as a member of our Board of Directors based on his role as a founder of the Company and his significant experience in the insurance services industry.

Julia (LinLin) Qian

Ms. Qian has served as our Chief Financial Officer since September 2022 and as a member of our Board of Directors since April 2024. Ms. Qian is responsible for the Company’s financial accounting and capital markets activities. Prior to joining the Company, Ms. Qian served as Managing Director at The Blueshirt Group from December 2018 to September 2022. Previously, she held various leadership roles at Citi Group from April 2012 to November 2018, including Senior VP of Citi FinTech, Senior VP of US retail banking and distribution, Global Consumer Bank strategy lead and regional director of secured lending (Asia). Ms. Qian has over 20 years of experience in financial services, international capital markets and global organizations. Ms. Qian received her Bachelor in International Accounting from Shanghai University of Finance and Economics in 1995 and her Master of Business Administration from Shanghai Jiaotong University in 2003.

Jonathan (Del) Lockett

Mr. Lockett has served as our Chief Strategy Officer since March 2025. Previously, he served as our Chief Operating Officer from January 2022 to March 2025 and originally joined the Company as National Sales Director in June 2019. In his current role, Mr. Lockett is responsible for new business development, software-as-a-service initiatives, and market expansion.

Prior to joining the Company, Mr. Lockett was owner and operator at Sawgrass Benefit Consultants and President and Director of Operations at Claim Doc, Inc. where he was also a member of the board of directors. Mr. Lockett began his career in the financial software development industry and studied Information Technology, Accounting, Economics at Virginia Commonwealth University from 1980 to 1983 and Business Administration at Richard Bland College, College of William and Mary from 1978 to 1983.

Lori Babcock

Ms. Babcock has served as our Chief of Staff since September 2022. Ms. Babcock’s areas of responsibility include staffing, account executive, and human resources. Prior to joining the Company, Ms. Babcock was the Controller at Stone Mountain Risk from August 2011 to August 2022. Ms. Babcock attended Washburn University until 1983.

Michael Clarkson

Mr. Clarkson has served as our Chief Information Security Officer since November 2025. Prior to assuming this role, he served as an advisor to the Company from July to October 2025. Mr. Clarkson is responsible for oversight of the Company’s cybersecurity, compliance, and enterprise risk programs, including security governance, regulatory compliance, and data protection across all business lines.

Mr. Clarkson has over 20 years of experience in cybersecurity leadership and infrastructure strategy. Prior to joining the Company, Mr. Clarkson served as a Virtual Chief Information Security Officer, providing cybersecurity, regulatory compliance, and risk advisory services to organizations in the healthcare, insurance, and financial services sectors through his work as a consultant with TEKConn, Inc. from April 2022 to July 2025. Mr. Clarkson served as Principal Architect, Data at ADP from October 2018 to March 2022, where he led network design, security architecture, and public and private cloud initiatives, focusing on enterprise data architecture, resiliency, and large-scale infrastructure strategy. Mr. Clarkson served as Manager of Systems at Bloomberg LP from March 2011 to May 2018, where he was responsible for managing and supporting high-availability production infrastructure. Mr. Clarkson holds the Certified Information Systems Security Professional (CISSP) designation.

Zain Hasan

Mr. Hasan has served as our Chief Growth Officer since December 2025 and previously served as the Company’s Head of Revenue and Growth Leadership from September 2025 to December 2025. He is responsible for the Company’s growth strategy, including go-to-market execution, organic revenue growth initiatives, and mergers and acquisitions activity. His responsibilities include oversight of the Company’s sales, marketing, partnerships, and revenue operations functions.

Mr. Hasan has over 15 years of experience in the employee benefits and insurance industry, Prior to joining HIT, he founded and served as chief executive officer of several companies in the insurance and employee benefits sector. Most recently, Mr. Hasan Mr. Hasan founded Quantas Advisors (formerly Risk Transfer Advisory Group, or “RTA”) in October 2020, and built it into a national employee benefits agency. During his tenure, Mr. Hasan executed a consolidation strategy that included a recapitalization with a private equity sponsor and the completion of multiple strategic acquisitions. He also founded ZSH Ventures, LLC and WayRoll HR, each of which has since merged into RTA, in December 2021. Mr. Hasan received his Bachelor’s degree in Biological Sciences from the University of Georgia in 2010. He is a Certified Self-Funding Specialist (CSFS), an ELAP Certified Advisor, and holds a 2-15 insurance license.

Sri Rajagopalan

Mr. Rajagopalan has served as our Chief Technology Officer since February 2026 and previously served as the Company’s Interim CTO from November 2025 to February 2026. Mr. Rajagopalan oversees end-to-end product engineering and enterprise platform operations. He is responsible for advancing Health In Tech’s next-generation technology architecture and AI development roadmap and embedding artificial intelligence, automation, and data intelligence across underwriting, claims, and benefits administration workflows. His mandate includes building, scaling, and optimizing the Company’s cloud-native, enterprise-grade platforms to enhance performance, security, interoperability, and scalability and position Health In Tech to execute on its long-term enterprise vision and forthcoming strategic growth initiatives.

Mr. Rajagopalan is a technology executive with global experience in software engineering, cloud transformation, enterprise architecture, data and AI platforms. Prior to joining the Company, Mr. Rajagopalan served as Senior Vice President of Software Engineering at Net Health from January 2024 to October 2025; Senior Vice President of Platform Engineering and Enterprise Architecture at Zelis from November 2021 to July 2023; Executive Architect Consultant at SAP’s Customer Innovation Office in 2021; Vice President of Software Engineering and Chief Architect at Greenway Health from July 2019 to November 2020; and held multiple senior leadership roles at SAP from August 2006 to June 2019 after serving as Global Enterprise Architect in the CIO Office at IBM & Lenovo International from January 2002 to August 2006. Mr. Rajagopalan completed the Executive Management Program (CTO Track) from the Wharton School of Business in December 2022 and received a Master of Science degree in Chemical Engineering from Lamar University in 1993. He is a TOGAF Certified Master IT Architect and IBM Certified IT Architect.

John P. McStravock

Mr. McStravock has served as our General Counsel since April 2026 and previously served as the Company’s Corporate Counsel from January 2026 to April 2026. He has over 20 years of experience in the insurance and employee benefits industry, with substantial experience advising employer plan sponsors and other clients on ERISA, the Affordable Care Act, Section 125, HIPAA, self-funded plan administration, and stop-loss matters.

Prior to serving as our Corporate Counsel, Mr. McStravock served as Chief Compliance Officer at HighStreet Partners, HUB International, and USI Insurance Services. Mr. McStravock is an experienced attorney with deep knowledge of employee benefits compliance and related regulatory matters. Mr. McStravock received his J.D. from Massachusetts School of Law, his Master of Science degree from Lesley University, and his Bachelor of Science degree from LaSalle University. He holds an active Bar license in the state of Massachusetts.

Non-Employee Directors

William D. Howard

Incumbent Director

Mr. William D. Howard has served as an independent director since December 2024. Mr. Howard has decades of experience in the legal and insurance industry. Since 1984, Mr. Howard has served as an attorney and a partner at Howard Law Group, a legal service provider. Mr. Howard received a Bachelor’s Degree in Chemistry and Economics from Kalamazoo College in 1981 and a Juris Doctor Degree from Washington University in 1984. We believe Mr. Howard’s extensive legal experience qualifies him to serve as our director.

Timothy Hayes

Incumbent Director

Mr. Timothy Hayes has served as an independent director since December 2024. Mr. Hayes worked as a senior tax manager at Deloitte and Touche from 1989 to 2008, providing tax planning, audit representation and return preparation services to firm clients. From 1994 to 2006, Mr. Hayes was a board member of California Taxpayers Association. From 1986 to 1989, Mr. Hayes worked as a tax auditor at California Franchise Tax Board, performing California State Franchise and Income Tax audits of corporations and individuals. From 1985 to 1986, Mr. Hayes worked as a sales tax auditor at California State Board of Equalization, performing California Sales Tax audits of businesses. Mr. Hayes was a Certified Public Accountant in California until his retirement in 2014. Mr. Hayes received a Bachelor of Science Degree in Accounting from California State University, Sacramento in 1982. We believe Mr. Hayes’ extensive financial accounting and audit experience qualifies him to serve as our director.

Tim Cortes

Director nominee

Mr. Cortes served as the Chief Technology Officer at Plug Power (Nasdaq: PLUG), a company engaged in the development of hydrogen fuel cell systems, from March 2021 to June 2025 and as Vice President of Hydrogen Energy Systems at Plug Power from January 2015 to March 2021. Before joining Plug Power, he served as Chief Technology Officer and Vice President of Engineering at Smiths Power, where he was instrumental in the company’s revenue growth through product line expansion. His earlier roles include significant positions at AT&T Bell Laboratories, where he gained valuable experience in technical management. Mr. Cortes earned a Bachelor of Science degree in Electrical Engineering from New Mexico State University in 1988 and has been awarded several patents covering power system architecture. We believe that Mr. Cortes’ technical expertise and business acumen as a leader in technology and product strategy qualifies him to serve as our director.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past ten years.

Board Composition

Our Board of Directors currently consists of four (4) members.

Term of Office.    In accordance with the terms of our Articles of Incorporation and the Third Amended and Restated By-Laws of Health In Tech, Inc. (our “Bylaws), at each annual meeting of the stockholders, the holders of shares of stock entitled to vote in the election of directors will elect directors to hold office until their term expires or until the director’s earlier death, resignation, disqualification, or removal. The first two directors elected as members of the Board of Directors have an initial three-year term, after which the terms for each of such first two directors, if reelected, will be one-year terms. All other directors will be elected for one-year terms.

Our Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our Board of Directors, but shall not consist of more than eleven (11) directors.

Director Independence.    Our Board of Directors has determined that all members of our Board of Directors are independent directors, with the exception of Tim Johnson and Julia (LinLin) Qian, including for purposes of the rules of Nasdaq and relevant federal securities laws and regulations.

We believe that the composition and functioning of all of our Board of Directors and committees thereof comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations that are applicable to us, except that we are not in compliance with the majority independent board requirement under Nasdaq Listing Rule 5605(b)(1) or the three-member Audit Committee requirement under Nasdaq Listing Rule 5605(c)(2)(A) because we currently have only two independent directors and two members on our Audit Committee solely due to a vacancy resulting from Sanjay Shrestha’s resignation from the Board of Directors and all committees thereof, including the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, on August 10, 2026. We have the opportunity to regain compliance within the cure period provided in Nasdaq Listing Rule 5605(b)(1)(A) and Nasdaq Listing Rule 5605(c)(4), which in each case is 180 days from Mr. Shrestha’s resignation, or February 6, 2027. We are evaluating the membership of our Board of Directors and Audit Committee and intend to regain compliance with Nasdaq Listing Rule 5605(b)(1)(A) and Nasdaq Listing Rule 5605(c)(2)(A) by appointing a new board member who meets the independence requirements under Nasdaq rules and the Exchange Act prior to the expiration of the applicable cure period. We also intend to comply with any additional future requirements to the extent they become applicable to us.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Each of the below committees has a written charter approved by our Board of Directors. Each of the committees reports to our Board of Directors as such committee deems appropriate and as our Board of Directors may request. Copies of each charter has been posted on the investor relations section of our website. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

Our Audit Committee is comprised of William Howard and Timothy Hayes, with Timothy Hayes serving as chair of the committee. Our Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable Nasdaq rules, and has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Sanjay Shrestha previously served on the Audit Committee prior to his resignation from the Board of Directors and the committees thereof on August 10. 2026, and our Board of Directors previously determined that he qualified as independent for purposes of serving on an audit committee under Nasdaq Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. Timothy Hayes qualifies as an audit committee financial expert under Item 407 of Regulation S-K. We have adopted an Audit Committee charter, detailing the principal functions of the Audit Committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Our Compensation Committee is comprised of William Howard and Timothy Hayes, with Mr. Hayes serving as chair of the committee. Each member of this committee will be a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act. Our Board of Directors has determined that each member of the Compensation

Committee is “independent” as defined in the applicable Nasdaq rules. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq listing standards, including the applicable transition rules. We have adopted a Compensation Committee charter which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our Board of Directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees; and

•        producing a report on executive compensation to be included in our annual proxy statement; and reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Governance Committee

Our Nominating and Governance Committee is comprised of William Howard and Timothy Hayes, with Mr. Howard serving as the chair of the committee. We have adopted a Nominating and Governance Committee charter, which details the purpose and responsibilities of the Nominating and Governance Committee, including:

•        identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board of Directors, and recommending to the Board of Directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board of Directors;

•        developing and recommending to the Board of Directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board of Directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the Nominating and Governance Committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and is directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board Meetings and Attendance

Eight Board of Director meetings, five Audit Committee meetings, six Compensation Committee meetings and no Nominating and Governance Committee meetings were held during 2025, and no director attended fewer than 75% of the meetings of the Board of Directors and board committees of which the director was a member.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of our securities by directors, officers and employees. Such policies are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq. Our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K.

Employee, Officer and Director Hedging

Our insider trading policy prohibits directors, officers, and beneficial owners of more than 10% of any class of our equity securities from engaging in margin, or making any offer to margin, any of the Company’s securities as collateral to purchase the Company’s securities or the securities of any other issuer at any time. Our insider trading policy also prohibits directors, officers, employees and beneficial owners of more than 10% of any class of our equity securities from engaging in short sales and purchasing or selling, or make any offer to purchase or offer to sell, derivative securities relating to our securities.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on the investor relations section of our website. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website or in a Current Report on Form 8-K.

Clawback Policy

Our Board of Directors has adopted a clawback policy (the “Clawback Policy”) permitting the Company to seek the recoupment of incentive compensation received by any of the Company’s current and former executive officers (as determined by the Board of Directors in accordance with Section 10D of the Exchange Act and the Nasdaq rules) and such other senior executives/employees who may from time to time be deemed subject to the Clawback Policy by the Board of Directors (collectively, the “Covered Executives”). The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Board of Directors. If the Board of Directors cannot determine the amount of excess incentive compensation received by the Covered Executive directly from the information in the accounting restatement, then it will make its determination based on a reasonable estimate of the effect of the accounting restatement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our shares of Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Role of Board in Risk Oversight

The responsibility for the day-to-day management of risk lies with the Company’s management, while our Board of Directors is responsible for overseeing the risk management process to ensure that it is properly designed, well-functioning and consistent with our overall corporate strategy. Material risks that management identifies are discussed and analyzed with our Board of Directors. However, in addition to our Board of Directors, the committees of the Board consider the risks within their areas of responsibility. The Audit Committee oversees the risks associated with the Company’s financial reporting and internal controls, as well as general business and operating risks. The Compensation Committee oversees the risks associated with the Company’s compensation practices for its directors and employees. The Nominating and Governance Committee oversees the risks associated with the Company’s overall governance, corporate compliance policies and its succession planning process to ensure that we have a slate of qualified candidates for key management positions that may become open in the future. Each committee reports to our Board of Directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2024, to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as of December 31, 2025 and 2024, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.”

Related Party Agreements

Related Party Transaction

There were no related party transactions during the year ended December 31, 2025 and 2024. No related party balances existed as of December 31, 2025 and 2024.

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification by our Audit Committee of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 in any fiscal year or one percent of the average of our total assets as of the two previous fiscal years and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under Nevada law, subject to certain exceptions contained in those agreements.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows all of the compensation awarded to or earned by or paid to our named executive officers for 2024 and 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stocks Award ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Tim Johnson	2025	420,000	—	394,880	—	—	814,880
Chief Executive Officer	2024	420,000	46,500	—	—	—	466,500
Julia (Linlin) Qian	2025	360,000	—	370,240	—	—	730,240
Chief Financial Officer	2024	360,000	47,500	—	—	—	407,500
Dustin Plantholt(1)	2025	231,667	—	182,780	—	2,632	417,079
Chief AI & Marketing Officer	2024	—	—	—	—	—	—

____________

(1)      Mr. Plantholt resigned from the Company effective April 30, 2026.

Employment Agreements

We entered into executive employment agreements with each of senior executive officers in connection with their employment with us, the material terms of which are described below. Except as noted below, these executive employment agreements provide for “at will” employment.

Summary of Employment Agreement with Tim Johnson

Under the terms of Mr. Johnson’s employment agreement dated July 27, 2023, Mr. Johnson is entitled to an annual base salary of $420,000. Mr. Johnson is eligible to receive a discretionary annual cash bonus based on individual and company performance as determined by the Company’s Board of Directors. During the term of his employment, Mr. Johnson is eligible to participate in the Company’s equity incentive plan, as determined by the Company’s Board of Directors or the Compensation Committee. Mr. Johnson is eligible to participate in regular health insurance, life insurance, and disability insurance offered by the Company and other employee benefit plans as established by the Company, as well as reimbursement of reasonable and pre-approved out-of-pocket business expenses incurred in the performance of services to the Company.

In addition, in consideration of the payments and benefits provided under his employment agreement, Mr. Johnson has agreed to certain invention assignment, confidentiality and other restrictive covenants, including, among other things, non-competition and non-solicitation provisions that apply during the term of Mr. Johnson’s employment and for two (2) years thereafter.

Summary of Employment Agreement with Julia (Linlin) Qian

Under the terms of Ms. Qian’s employment agreement dated July 27, 2023, Ms. Qian is entitled to an annual base salary of $360,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Summary of Employment Agreement with Jonathan (Del) Lockett

Under the terms of Mr. Lockett’s employment agreement dated July 27, 2023, Mr. Lockett is entitled to an annual base salary of $360,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Summary of Employment Agreement with Lori Babcock

Under the terms of Ms. Babcock’s employment agreement dated July 27, 2023, Ms. Babcock is entitled to an annual base salary of $230,000. Effective October 2025, her annual base salary was increased to $250,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Summary of Employment Agreement with Zain Hasan

Under the terms of Mr. Hasan’s employment agreement dated December 26, 2025, Mr. Hasan is entitled to an annual base salary of $250,000 and a minimum sales commission of $200,000 for the first twelve months. Effective August 2026, Mr. Hasan became entitled to a guaranteed sales commission of $200,000 for the twelve-month period beginning September 2026. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Summary of Employment Agreement with Michael Clarkson

Under the terms of Mr. Clarkson’s employment agreement dated October 31, 2025, Mr. Clarkson is entitled to an annual base salary of $240,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Summary of Employment Agreement with Sri Rajagopalan

Under the terms of Mr. Rajagopalan’s employment agreement dated October 2, 2025, Mr. Rajagopalan is entitled to an annual base salary of $300,000. Effective February 2026, his annual base salary was increased to $330,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Summary of Employment Agreement with John P. McStravock

Under the terms of Mr. McStravock’s employment agreement dated December 15, 2025, Mr. McStravock is entitled to an annual base salary of $335,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Outstanding Equity Awards as of December 31, 2025

The following table presents the outstanding equity incentive plan awards held by the named executive officers as of December 31, 2025.

	Option Awards(1)						Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable*(2)	Option Exercise Price Per Share ($)*	Option Expiration Date	Grant Date	Number of Shares or Units of Stock that Have Not Vested*		Market Value of Shares or Units of Stock that Have Not Vested ($)(7)
Tim Johnson	7/1/2023	678,003	56,704	0.71	7/1/2028	7/1/2023	18,796	(3)	29,886
						8/15/2025	34,000	(4)	54,060
						9/24/2025	73,334	(6)	116,601
Julia (Linlin) Qian	7/1/2023	654,806	56,704	0.71	7/1/2028	7/1/2023	18,796	(3)	29,886
						8/15/2025	27,000	(4)	42,930
						9/24/2025	73,334	(6)	116,601
Dustin Plantholt(5)						9/24/2025	45,833	(6)	72,874

____________

*        Shares and per share data are presented on a retroactive basis to reflect the effects of the stock split at a 1.5-for-1 ratio effected on June 4, 2024.

(1)      The awards were granted under the 2022 Plan (as defined below) and the 2024 Plan, the terms of which are described below under “— 2022 Equity Incentive Plan” and “— 2024 Equity Incentive Plan.”

(2)      These options have vesting conditions that require a certain duration of services from the grantee after our initial public offering.

(3)      These shares of restricted stock were granted under the 2022 Plan and have vesting conditions that require a certain duration of services from the grantee since our initial public offering.

(4)      These shares of restricted stock were granted under the 2024 Plan. They vest 50% upon achievement of each of two independent performance milestones. Each tranche vests ratably monthly over 12 months following the applicable milestone date, subject to continuous service.

(5)      Mr. Plantholt resigned from the Company effective April 30, 2026.

(6)      These shares of restricted stock were granted under the 2024 Plan. They vest upon sequential achievement of three performance milestones. One-third vests following each milestone, and each tranche vests ratably monthly over 12 months, subject to continuous service. These restricted stock awards vest upon sequential achievement of three performance milestones. One-third vests following each milestone, and each tranche vests ratably monthly over 12 months, subject to continuous service.

(7)      Market value of restricted stock shares that have not vested is based on the closing price of our Class A Common Stock on Nasdaq on December 31, 2025, which was $1.59 per share.

2022 Equity Incentive Plan

On December 21, 2022, the Company adopted and approved the Health In Tech Equity Incentive Plan (the “2022 Plan”), which provides for the issuance of 4,501,683 shares of Class A Common Stock for purposes of attracting, retaining, and motivating key employees, directors, and consultants. The 2022 Plan provides for the grant of incentive stock options, nonqualified stock options, RSAs and restricted stock units. Upon the consummation of the Company’s initial public offering on December 24, 2024, the 2024 Equity Incentive Plan (the “2024 Plan”) went into effect. The terms of the 2022 Plan continue to govern the RSAs and options outstanding thereunder as of June 30, 2026 and December 31, 2025. There are no shares reserved for future issuance under the 2022 Plan.

2024 Equity Incentive Plan

On December 24, 2024, the Company adopted and approved the 2024 Plan. The 2024 Plan is a comprehensive incentive compensation plan under which the Company can grant 7,677,849 shares of equity-based and other incentive awards to officers, employees, directors, consultants and advisers. On October 3, 2025, the Company’s stockholders approved an amendment to the 2024 Plan to (i) increase the total number of shares of Class A Common Stock authorized for issuance pursuant to awards granted thereunder from 7,677,849 shares to 10,677,849 shares and (ii) include the issuance of up to 2,000,000 shares of Class B Common Stock to executive officers of the Company, including upon the exercise of options convertible into Class B Common Stock. The purpose of the 2024 Plan is to help the Company attract, motivate and retain such persons with awards under the 2024 Plan and thereby enhance shareholder value. The 2024 Plan provides for the grant of stock options, stock appreciation rights, performance share awards, performance unit awards, distribution equivalent right awards, RSAs, restricted stock unit awards and unrestricted stock awards. Under the 2024 Plan, 1,288,000 shares of unrestricted stock and 3,749,538 RSAs were granted as of June 30, 2026, and 1,288,000 shares of unrestricted stock and 1,363,744 RSAs were granted as of December 31, 2025.

HITChain Equity Awards

2026 Equity Incentive Plan

On April 10, 2026, HITChain Inc. (“HITChain”), an entity included in the Company’s consolidated financial statements, was incorporated as a Delaware corporation on January 2, 2026. HITChain adopted and approved the HITChain 2026 Equity Incentive Plan (the “HITChain 2026 Plan”), which provides for the issuance of 5,000,000 shares of Class A common stock of HITChain and 2,000,000 shares of Class B common stock of HITChain, each with par value $0.001 per share, for purposes of attracting, retaining, and motivating key employees, directors, and consultants. The HITChain 2026 Plan provides for the grant of stock options, unrestricted stock awards, RSAs, stock appreciation rights, restricted stock units and performance stock units. Under the HITChain 2026 Plan, 500,000 RSAs and 2,000,000 stock options were granted as of June 30, 2026.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time during the past fiscal year been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. For a description of transactions between us and members of our Compensation Committee and affiliates of such members, see the section titled “Certain Relationships and Related Party Transactions”.

10b5-1 Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our Class A Common Stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in limited circumstances. Our directors and executive officers may also buy or sell additional shares of our Class A Common Stock outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Limitations of Liability and Indemnification Matters

Nevada law provides that our directors and officers will not be personally liable to us, our stockholders or our creditors for monetary damages for any act or omission of a director or officer other than in circumstances where the director or officer breaches his or her fiduciary duty to us or our stockholders and such breach involves intentional misconduct, fraud or a knowing violation of law and the trier of fact determines that the presumption that he or she acted in good faith, on an informed basis and with a view to the interests of the corporation has been rebutted. Nevada law allows the articles of incorporation of a corporation to provide for greater liability of the corporation’s directors and officers. Our Articles of Incorporation do not provide for greater liability of our officers and directors than is provided under Nevada law.

Nevada law allows a corporation to indemnify officers and directors for actions pursuant to which a director or officer either would not be liable pursuant to the limitation of liability provisions of Nevada law or where he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to our best interests, and, in the case of an action not by or in the right of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. Our Articles of Incorporation and Bylaws provide indemnification for our directors, officers, employees, and agents to the fullest extent permitted by Nevada law. We have entered into indemnification agreements with each of our directors and executive officers that may, in some cases, be broader than the specific indemnification provisions contained under Nevada law. The indemnification agreements require us, among other things, to indemnify our directors against certain liabilities that may arise by reason of their status or service as directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. In addition, as permitted by Nevada law, our Articles of Incorporation include provisions that eliminate the personal liability of our directors for monetary damages resulting from certain breaches of fiduciary duties as a director. The effect of these provisions is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director for breach of fiduciary duties as a director, except that a director will be personally liable for acts or omissions not in good faith or in a manner which he or she did not reasonably believe to be in or not opposed to the best interest of the corporation if, subject to certain exceptions, the act or failure to act constituted a breach of fiduciary duty and such breach involved intentional misconduct, fraud or knowing violations of law.

We are also expressly authorized to carry directors’ and officers’ insurance to protect our directors, officers, employees and agents against certain liabilities.

The limitation of liability and indemnification provisions under Nevada law and in our Articles of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. However, these provisions do not limit or eliminate our rights, or those of any stockholder, to seek non-monetary relief such as injunction or rescission in the event of a breach of a director’s fiduciary duties. Moreover, the provisions do not alter the liability of directors under the federal securities laws. In addition, your investment may be adversely affected to the extent that, in a class action or direct suit, we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

DIRECTOR COMPENSATION

Our policy with respect to the compensation payable to our non-employee directors provides that each non-employee director will be eligible to receive compensation for his or her service consisting of cash and equity awards, including an annual board retainer of $120,000 with $40,000 in cash and $80,000 in the form of restricted stock, granted in quarterly installments commencing with the quarterly service period ending after the date hereof on the 5th business day following the end of each such quarterly service period, which shall also serve as the vesting date for such quarterly award, subject to continued service through each vesting date. Chairs of the Audit Committee, Compensation Committee and Nominating and Governance Committees will receive $20,000, $10,000 and $10,000 per year, respectively. We intend to pay cash retainer and committee fees at the end of each quarter and grant equity awards in quarterly installments for continuing directors. Equity grants are prorated for new directors from date of appointment until the next annual meeting.

Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors will also be entitled to the protection provided by their indemnification agreements and the indemnification provisions in our Articles of Incorporation and Bylaws.

The following table provides the compensation earned by our non-employee directors during the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Timothy Hayes	61,452	99,998	—	161,450
William D. Howard	51,210	99,998	—	151,208
Sanjay Shrestha(3)	31,534	99,998	—	131,532
Chike Umemezia(4)	38,979	80,000	—	118,979
Lynn Liang(5)	35,968	—	—	35,968

____________

(1)      Amounts in this column represent the aggregate grant date fair value of stock awards made to our non-employee directors in fiscal year 2025. These awards were reflected in our consolidated financial statements, based upon the applicable accounting guidance, at the fair market value of our Common Stock on the date of grant.

(2)      Portion of the restricted stock award vested pro rata upon the 2025 Annual Meeting of Shareholders and the remaining unvested portion was forfeited.

(3)      Mr. Sanjay Shrestha resigned from the Board effective August 10, 2026.

(4)      Mr. Chike Umemezia was not re-elected at the 2025 Annual Meeting of Shareholders and ceased service as a non-employee director.

(5)      Ms. Lynn Liang resigned from the Board effective April 18, 2025.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Equity awards are discretionary and are generally granted to our named executive officers and our employees on an ad hoc basis after approval of our Board of Directors, and after our initial public offering, by the Compensation Committee. We intend to grant equity awards at each annual meeting for continuing directors. Equity grants will be prorated for new directors from date of appointment until the next annual meeting. Our Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

AUDIT-RELATED MATTERS

Audit Committee Report

Our Audit Committee is composed of “independent” directors, as determined in accordance with applicable Nasdaq standards and Rule 10A-3 of the Exchange Act. Our Audit Committee has the responsibilities set out in its charter, which has been adopted by our Board of Directors and is reviewed annually. A copy of the Audit Committee’s charter can be found on the corporate governance section of our website at www.healthintech.com.

Management is primarily responsible for the Company’s financial statements, including the Company’s internal control over financial reporting. MaloneBailey, LLP (“MaloneBailey”), the Company’s independent auditor, is responsible for performing an audit of our annual consolidated financial statements in accordance with generally accepted accounting principles and for issuing a report on those statements. MaloneBailey also reviews the Company’s interim financial statements in accordance with applicable auditing standards. The Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of our Board of Directors. In addition, the Audit Committee is responsible for appointing the independent registered public accounting firm and reviewing the services performed by the Company’s independent registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and MaloneBailey the audited consolidated financial statements for the year ended December 31, 2025, including Management’s Discussion and Analysis.

The Audit Committee has discussed with MaloneBailey the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended. In addition, the Audit Committee has received the written disclosures and the letter from MaloneBailey required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with MaloneBailey their independence relative to the Company, including whether the provision of their services is compatible with maintaining MaloneBailey’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements for the year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

AUDIT COMMITTEE

William Howard

Timothy Hayes

Audit Fees and Services

The following table sets forth the fees billed by Malone Bailey, our registered independent public accounting firms, for 2025 and 2024 for the categories of services indicated.

	Fiscal Year Ended December 31,
	2025	2024
Audit fees	$425,300	$611,717
Tax Fees	—	—
All Other Fees	—	—
Total All Fees	$425,300	$611,717

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements and review of our registration statement on Form S-1 relating to our public offerings.

Audit Committee Pre-Approval Policies

The Audit Committee of our Board of Directors is directly responsible for the appointment, retention and termination, and for determining the compensation, of our independent registered public accounting firm. The Audit Committee pre-approves all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB), except that pre-approval is not required for the provision of non-audit services if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The Audit Committee may delegate to the chairperson of the Audit Committee the authority to grant pre-approvals for audit and non-audit services, provided such approvals are presented to the Audit Committee at its next scheduled meeting. All services provided Malone Bailey during fiscal year 2025 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.

MATTERS TO BE VOTED ON

PROPOSAL ONE — DIRECTOR ELECTION PROPOSAL

Our Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our Board of Directors, but shall not consist of more than eleven (11) directors. The number of directorships for our Board of Directors, upon the commencement of the 2026 Annual Meeting of Stockholders, will be five (5).

The first two directors elected as members of the Board of Directors have an initial three-year term, after which the terms for each of such first two directors, if reelected, will be one-year terms. All other directors will be elected for one-year terms.

Each nominee below has consented to serve if elected and, if so elected, will serve until the next annual meeting of stockholders and until his or her successor is elected and qualified. In the event that any nominee becomes unable to serve prior to the Meeting, our Board of Directors may designate a replacement nominee, and if you would otherwise be entitled to vote on such nominee, then your proxy will be voted for such replacement. It is not presently contemplated that any of the nominees will be unable to or unwilling to serve as directors.

Vote Required

The affirmative vote of a majority of shares presented in person or by proxy at the Meeting, at which a quorum is present, by the holders of stock entitled to vote in the election, is required to elect the nominees for director; provided, however, that, if the Secretary of the Meeting determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represent in person or by proxy at the Meeting, at which a quorum is present, entitled to vote on the election of directors. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum. Directions to “Withhold” and Broker Non-Votes will have no effect on the outcome of this proposal.

Our Board of Directors recommends a vote FOR the election of the nominees below for election as director.

Nominees for election at the Meeting

1.      Tim Johnson

2.      Julia (LinLin) Qian

3.      William Howard

4.      Timothy Hayes

5.      Tim Cortes

PROPOSAL TWO — SHARE INCREASE AUTHORIZATION PROPOSAL

Our stockholders are being asked to approve an amendment to our Second Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the total authorized shares of capital stock (the “Authorized Shares Increase”) from 220,000,000 to 720,000,000, consisting of 650,000,000 shares of Class A Common Stock, 50,000,000 shares of Class B Common Stock and 20,000,000 shares of Series A Preferred Stock. We refer to this Proposal Two as the “Share Increase Authorization Proposal.”

We currently have authorized capital stock of 220,000,000, consisting of 150,000,000 shares of Class A Common Stock, 50,000,000 shares of Class B Common Stock and 20,000,000 shares of Series A Preferred Stock. As of the Record Date, there were 53,600,790 shares of Class A Common Stock and 11,700,000 shares of Class B Common Stock issued and outstanding. As of the Record Date, there were no shares of Series A Preferred Stock issued and outstanding.

Our Board of Directors believes it is desirable for the Company to have a sufficient number of shares of Class A Common Stock available for the satisfaction of its existing obligations to issue shares of Class A Common Stock and possible future financings or acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. It is possible that some of these additional shares could be used for various other purposes without further stockholder approval, except as such approval may be required in particular cases by the Company’s certificate of incorporation, applicable law or the rules of any stock exchange or other quotation system on which the Company’s securities may then be listed. The Board of Directors believes that approval of the Share Authorization Proposal is crucial predominantly to ensure that the Company has sufficient authorized shares to meet its existing obligations to issue shares of Common Stock as and if they become due, and to secure needed financing without incurring the delay and expense of holding additional stockholders’ meetings.

If the Share Authorization Proposal is approved, up to an additional 500,000,000 shares of Class A Common Stock would be issued and outstanding or available for future issuance. The additional shares of Class A Common Stock will have the same rights as the presently authorized shares of Class A Common Stock, including the right to cast one vote per share of Class A Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Class A Common Stock, the future issuance of additional shares of Class A Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

The Authorized Share Increase will become effective upon the filing of the amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. The Company currently plans to file the amendment promptly after the Meeting if the Share Increase Authorization Proposal is approved. The text of the form of the amendment is set forth in Appendix A to this Proxy Statement. Such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Nevada or as the Board of Directors deems necessary or advisable to effect the Authorized Shares Increase, if any.

Effect of Approval

At this time, the increase in authorized shares of the Company’s capital stock, including shares of Class A Common Stock, is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction.

Potential Anti-Takeover Effects of the Increase in Capital Stock

Any additional issuance of Class A Common Stock could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of Class A Common Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such additional shares of Class A Common Stock could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Class A Common Stock to persons whose interests are aligned with that of our Board of Directors could make it more difficult to remove incumbent officers and directors from office, even if such change were to be favorable to stockholders generally.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of our Company with another company), the Share Increase Authorization Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of Class A Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the Board of Directors and our stockholders.

We have no present plans or commitments for the issuance or use of the proposed shares of Class A Common Stock in connection with any financing other than shares issuable pursuant to outstanding derivative securities or agreements existing as of the date of this Proxy Statement, of which information is publicly available in our filings with the SEC.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the amendment to the Articles of Incorporation to increase the number of authorized shares of the Company. Abstentions will have the effect of a vote against this proposal. Abstentions, Broker Non-Votes and votes withheld by non-participating stockholders with respect to this proposal will have the same effect as votes against this proposal because such shares are considered outstanding voting power but are not affirmative votes

Our Board of Directors recommends a vote FOR the Share Increase Authorization Proposal to increase the number of our authorized shares of capital stock.

PROPOSAL THREE — SEPA PROPOSAL

Overview

APPROVAL OF THE ISSUANCE OF SHARES ISSUABLE PURSUANT TO THE SEPA IN ORDER TO COMPLY WITH NASDAQ LISTING RULES 5635(B) AND 5635(D)

Holders of our Common Stock are being asked to approve, in compliance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of more than 20% of the Company’s issued and outstanding Class A Common Stock pursuant to the SEPA, as further described below.

The Standby Equity Purchase Agreement

The following summary of the SEPA does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form10-Q for the quarter ended June 30, 2026 as filed with the SEC on August 13, 2026 (the “Form 10-Q”).

On August 12, 2026, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”), pursuant to which the Company has the right to sell to Yorkville up to $20.0 million of its Class A Common Stock, subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA. Such shares of Class A Common Stock registered under the Securities Act pursuant to the Company’s prospectus (the “Prospectus”) included in the Registration Statement (as defined below) include (i) up to 9,532,889 shares of Class A Common Stock (the “Conversion Shares”) that may be issued to Yorkville upon conversion by Yorkville of the Convertible Notes issued or issuable to Yorkville under the SEPA and (ii) up to 20,000,000 shares of Class A Common Stock (the “Advance Shares”), which represents approximately $20,000,000 in aggregate amount of shares of Class A Common Stock based on an assumed issuance price per share of $1.00, which was the closing price of our Class A Common Stock on the Nasdaq Capital Market on August 27, 2026 (a date within five (5) days of the filing of the initial Registration Statement), that may be issued to Yorkville in the form of one or more Advances under the SEPA in our sole discretion following an Advance Notice (as defined below), from time to time after the date of the Prospectus, pursuant to the SEPA. Sales of the shares of Class A Common Stock to Yorkville under the SEPA, and the timing of any such sales, are at the Company’s option, and the Company is under no obligation to sell any shares of Class A Common Stock to Yorkville under the SEPA.

Yorkville’s purchase obligations under the SEPA are conditioned upon the satisfaction of certain conditions set forth in the SEPA, which include, among other things, having the registration statement, dated September 4, 2026, registering under the Securities Act the resale of the shares of Class A Common Stock issuable under the SEPA (as may be amended from time to time, the “Registration Statement”), declared effective by the SEC pursuant to a Registration Rights Agreement, dated as of August 18, 2026, by and between the Company and Yorkville (the “Registration Rights Agreement,” the form of which was filed as to Exhibit 10.2 to the Form 10-Q), which Registration Statement the Company was obligated to file with the SEC within twenty one (21) calendar days after the date of the Registration Rights Agreement. Pursuant to the SEPA, the Company will have the right, but not the obligation, from time to time at its sole discretion until the SEPA is terminated or expires in accordance with its terms, to direct Yorkville to purchase a specified number of shares of Class A Common Stock in the form of one or more advances (each, an “Advance,” and such shares purchased pursuant to an Advance, the “Advance Shares”) up to the applicable Advance Maximum Amount (defined below), by delivering written notice to Yorkville (each, an “Advance Notice”) in accordance with the terms of the SEPA. While there is no mandatory minimum amount of Class A Common Stock the Company is required to direct Yorkville to purchase pursuant to any single Advance Notice, an Advance Notice may not direct Yorkville to purchase a number of shares of Class A Common Stock exceeding 100% of the average of the daily trading volume of the Class A Common Stock on Nasdaq the five consecutive trading day-period immediately preceding an Advance Notice (each, an “Advance Maximum Amount”).

The Advance Shares that the Company directs Yorkville to purchase pursuant to an Advance Notice delivered by the Company to Yorkville under the SEPA will be purchased by Yorkville at a per share price equal to 97% of the lowest daily VWAP (defined below) of the Class A Common Stock during the three consecutive trading day-period commencing on the date of delivery of the Advance Notice (each, a “Pricing Period”), other than (i) the daily VWAP on a trading day on which the daily VWAP is less than a minimum acceptable price set forth by the Company in the Advance Notice (if any), or (ii) there is no daily VWAP on the subject trading day during the applicable Pricing

Period. The Company may elect, in its sole discretion, to set forth a minimum acceptable price in each Advance Notice (each, a “Minimum Price”) or it may elect not to do so. To the extent any such VWAP is excluded from the calculation of the per share purchase price for the shares of Class A Common Stock to be purchased by Yorkville under an Advance Notice, as described above, the total number of Advance Shares to be purchased by Yorkville in the applicable Advance will be automatically reduced by one-third for each trading day during the applicable Pricing Period with respect to which the VWAP is so excluded from the calculation of the applicable per share purchase price. “VWAP” is defined in the SEPA as the daily volume weighted average price of the Class A Common Stock for such trading day on Nasdaq during regular trading hours as reported by Bloomberg L.P. There is no upper limit on the price per share that Yorkville could be obligated to pay for the Class A Common Stock the Company may elect to sell to it in any Advance under the SEPA. The purchase price per share of Class A Common Stock that the Company may elect to sell to Yorkville in an Advance under the SEPA will be equitably adjusted for any stock split, stock combination, stock dividend or other similar transaction involving the Class A Common Stock occurring during the applicable Pricing Period for such Advance under the SEPA.

Other than as stated below, the Company will control the timing and amount of any sales of Class A Common Stock to Yorkville as an Advance under the SEPA. Actual sales of Class A Common Stock to Yorkville as an Advance under the SEPA will depend on a variety of factors to be determined by the Company, in its sole discretion, from time to time, which may include, among other things, market conditions, the trading price of the Class A Common Stock and determinations by the Company as to the appropriate sources of funding for the Company’s business and operations.

In connection with the SEPA, and subject to the conditions set forth therein, Yorkville has agreed to advance to the Company up to $15.0 million, less certain amounts as described below (the “Pre-Paid Advances”), payable in up to three tranches, in exchange for the Company’s issuance to Yorkville of Convertible Notes as described below. The first Pre-Paid Advance in the net amount of $6,650,000 was disbursed to the Company on August 18, 2026, in exchange for the Company’s issuance to Yorkville of a first Convertible Note in the principal amount of $7 million, which was issued at a discount in the amount of 5% of the principal amount (or $350,000) and is initially convertible into Conversion Shares at a fixed conversion price of $1.5735 per share (subject to adjustment as provided in such Convertible Note) (the “First Convertible Note”). Giving effect to the purchase discount, the purchase price paid by Yorkville for the First Convertible Note ($6,650,000) is equal to 95% of the principal amount of the first Pre-Paid Advance. The second tranche of the Pre-Paid Advance in the net amount of $2,850,000 will be disbursed to the Company on the second trading day after the later of (i) October 21, 2026 and (ii) the initial Registration Statement described above first becoming effective under the Securities Act, in exchange for the issuance by the Company to Yorkville at such time of a second Convertible Note in the principal amount of $3 million, which will likewise be issued at a discount in the amount of 5% of the principal amount (or $150,000) and will also be initially convertible into Conversion Shares at a fixed conversion price of $1.5735 per share (subject to adjustment as provided in such Convertible Note) (the “Second Convertible Note”). Giving effect to the purchase discount, the purchase price to be paid by Yorkville for the Second Convertible Note ($2,850,000) will be equal to 95% of the principal amount of the second Pre-Paid Advance. The third tranche of the Pre-Paid Advance in the net amount of up to $4,750,000, if requested by the Company and agreed upon in writing by Yorkville in its sole and absolute discretion, shall take place on such date as is mutually agreed to by the Company and Yorkville, be in a principal amount of up to $5,000,000 and also be initially convertible into Conversion Shares at a fixed conversion price of $1.5735 per share (subject to adjustment as provided in such Convertible Note) (the “Third Convertible Note”). Giving effect to the purchase discount, the purchase price to be paid by Yorkville for the Third Convertible Note (up to $4,750,000) will be equal to 95% of the principal amount of the third Pre-Paid Advance (up to $5 million). Interest shall accrue on the outstanding balance under the Convertible Notes at an annual rate equal to 8.75%, subject to an increase to 18% upon an event of default as described in the Convertible Notes. The maturity date of each of the Convertible Notes issued in connection with each Pre-Paid Advance will be February 18, 2028.

Beginning on the 60th calendar day after August 18, 2026, and continuing on the same day of each successive month thereafter (each, an “Installment Date”), the Company shall repay a portion of the outstanding balance of the Pre-Paid Advance, in an amount specified under the Convertible Notes as of such Installment Date (the “Installment Principal Amount”), plus (ii) a “payment premium” equal to 4% of such Installment Principal Amount (the “Payment Premium”) (as described below, such Payment Premium will not be added to the amount payable if the Company repays such amount through an Advance Repayment (defined below)), plus (iii) all accrued and unpaid interest thereon as of each Installment Date (the sum of (i), (ii) and (iii), the “Installment Amount”).

With respect to the payment of any Installment Amount by the Company under the Convertible Notes, the Company may, in its sole discretion, elect to repay each Installment Amount either (i) in cash on or before the Installment Date, or (ii) by delivering to Yorkville an Advance Notice (each, an “Advance Repayment”), or a series of Advance Notices, under the SEPA, each with an Advance Date (defined below) on or before the applicable Installment Date, or any combination of (i) or (ii) as determined by the Company, in its sole discretion. The term “Advance Date” is the date Advance is closed and is defined in the SEPA to mean the first trading day after the expiration of the applicable Pricing Period for an Advance. In respect of any Installment Amount, or portion thereof, to be repaid by the Company in cash, the Company must pay such Installment Amount to Yorkville by wire transfer of immediately available funds in cash on or before such Installment Date (each, a “Cash Repayment”). If the Company elects an Advance Repayment for all or a portion of an Installment Amount, then the Company must deliver an Advance Notice to Yorkville in the amount of the Installment Amount, without the Payment Premium, in accordance with the terms and conditions of the SEPA, that will have an Advance Date on or before the applicable Installment Date. Upon the closing of such Advance Notice in accordance with the SEPA, Yorkville will offset the amount due to be paid by Yorkville to the Company under the SEPA against an equal amount of the Installment Amount, without the Payment Premium, to be paid by the Advance Repayment. If on the Installment Date any portion of the Installment Amount remains unpaid, the Company must repay such outstanding Installment Amount as a cash repayment in accordance with the SEPA.

Yorkville may convert all or any portion of the outstanding principal amount, accrued and unpaid interest and other amounts outstanding under the Convertible Notes into Conversion Shares, at any time and from time to time during the term of the Convertible Notes, at an initial fixed conversion price of $1.5735 per share, subject to adjustment as provided in the Convertible Notes (the “Fixed Price”), including (i) standard proportionate antidilution adjustment in the event of any stock split, stock combination, stock dividend or other similar transaction involving the Class A Common Stock and (ii) certain “price protection” antidilution adjustment in the event of certain “dilutive issuances” of Class A Common Stock by the Company at prices deemed to be below the Fixed Price (with the exception of certain “excluded issuances” set forth in the Convertible Notes), which would reduce the Fixed Price to the lowest price per share at which the Class A Common Stock is deemed to be issued by the Company in the dilutive issuance, but in no event below the absolute “Floor Price” (as set forth in the Convertible Notes) (which is subject to the standard proportionate antidilution adjustment as described in (i) above). If we fail to timely pay any Installment Amount when due (a “Payment Failure”), Yorkville may elect to convert, on one or more occasions, all or part of the unpaid Installment Amount at any time after such Payment Failure has occurred at a conversion price per share equal to the lower of (a) the Fixed Price then in effect and (b) a price per share equal to the product obtained by multiplying (x) 0.95 by (y) the lowest daily VWAP during the five (5) consecutive trading day-period immediately preceding the date of conversion (the “Variable Price”), but which Variable Price shall not be lower than the Floor Price. If an Event of Default (as such term is defined in the applicable Convertible Note) other than a Payment Failure has occurred and not been cured within thirty (30) days after the date of such occurrence, Yorkville will then be entitled to (i) convert all or any portion of such Convertible Note into Conversion Shares in the same manner described in the preceding sentence or (ii) upon written notice to the Company, receive in cash the full unpaid principal amount of such Convertible Note, together with the Payment Premium in respect of such principal amount due and payable on the date of the Event of Default and all interest and other amounts owing in respect of such Convertible Note on such date.. Any conversion of outstanding amounts under a Convertible Note made by Yorkville will have the effect of reducing the outstanding amount under such Convertible Note, (i) first with respect to the amounts then due and payable by the Company under such Convertible Note and (ii) second with respect to the amounts due and payable by the Company on the next succeeding Installment Date, by the outstanding amount of the Convertible Note so converted by Yorkville into Conversion Shares.

The net proceeds to us from sales that we elect to make to Yorkville under the SEPA, if any, will depend on the frequency and prices at which we sell shares of our Class A Common Stock to Yorkville. For so long as any amounts remain outstanding under either of the Convertible Notes, or unless otherwise agreed by Yorkville, if the Company delivers an Advance Notice under the SEPA, the Company will be deemed to have elected an Advance Repayment under the Convertible Notes in respect of such Advance Notice up to the Installment Amount which may or may not be due on an upcoming Installment Date, or subsequent Installment Dates, until all of the outstanding amounts under all outstanding Convertible Notes have been fully repaid. Therefore, until all of the Convertible Notes have been fully repaid, all proceeds from all Advances made under the SEPA will be used solely to repay outstanding amounts under the Convertible Notes, unless Yorkville agrees otherwise. Thereafter, the net proceeds under the

SEPA to the Company will depend on the frequency and prices at which the Company sells its Class A Common Stock to Yorkville in one or more Advances under the SEPA. The Company expects that any proceeds received from such sales to Yorkville in one or more Advances under the SEPA will be used primarily for sales and distribution expansion, technology and product development, and operations and working capital.

Under the applicable Nasdaq rules, in no event may the Company issue to Yorkville under the SEPA or upon conversion of the Convertible Notes, collectively, more than 13,100,378 shares of Class A Common Stock, which number of shares is equal to 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the SEPA (the “Exchange Cap”), unless the Company obtains the requisite stockholder approval to issue shares of Class A Common Stock in excess of the Exchange Cap to Yorkville under the SEPA and upon conversion of the Convertible Notes in accordance with applicable Nasdaq rules. At the Meeting, the Company will seek the requisite stockholder approval in accordance with Rule 5635(d) of the Nasdaq Listing Rules (in addition to the requisite stockholder approval under Nasdaq Listing Rule 5635(b)) to issue and sell shares of Class A Common Stock in excess of the 13,100,378 share Exchange Cap referred to above to Yorkville under the SEPA and upon conversion of the Convertible Notes. Accordingly, if such requisite stockholder approval is obtained at the Meeting, the Company would be able to issue and sell to Yorkville in one or more Advances under the SEPA as many shares of Class A Common Stock as will be necessary for the Company to obtain the entire $20.0 million aggregate purchase commitment made by Yorkville under the SEPA, which includes amounts that are used as Advance Repayments of outstanding amounts under the Convertible Notes, and as many shares of Class A Common Stock as will be necessary to enable Yorkville to convert all outstanding amounts under the Convertible Notes that Yorkville elects to convert into shares of Class A Common Stock under the terms of the Convertible Notes, in each case, without any further aggregate share issuance limitations under the applicable Nasdaq rules. However, the 13,100,378 share Exchange Cap will continue to limit issuances and sales of Class A Common Stock by the Company to Yorkville under the SEPA and upon conversion of the Convertible Notes, unless and until the Company has obtained such requisite stockholder approval to issue shares of Class A Common Stock in excess of the Exchange Cap to Yorkville under the SEPA and upon conversion of the Convertible Notes in accordance with the applicable Nasdaq rules.

In addition to the Exchange Cap discussed above, the Company may not issue or sell any shares of Class A Common Stock to Yorkville under the SEPA or upon conversion of the Convertible Notes, which, when aggregated with all other shares of Class A Common Stock then beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act, and the rules thereunder), would result in Yorkville beneficially owning more than 4.99% of our outstanding shares of Class A Common Stock (the “Beneficial Ownership Limitation”). Although the SEPA does not permit Yorkville to modify or waive the 4.99% Beneficial Ownership Limitation for purposes of determining the amount of Advance Shares that we may issue and sell to Yorkville under the SEPA, the terms of the Convertible Notes do permit Yorkville to increase to a higher percentage than 4.99% the maximum percentage beneficial ownership of our Class A Common Stock for purposes of determining the beneficial ownership limitation applicable under the Convertible Notes by delivering to us written notice thereof specifying such higher percentage, which increased beneficial ownership limitation will not become effective until the 65th day after delivery of such written notice to the Company.

The SEPA will automatically terminate on the earliest to occur of (i) the 36-month anniversary of the date of the SEPA, provided all outstanding Convertible Notes have been repaid, or (ii) the date on which the Company shall have made full payment of the Advances pursuant to the SEPA. The Company has the right to terminate the SEPA at no cost or penalty upon five (5) trading days’ prior written notice to Yorkville, provided that there are no outstanding Advance Notices for which shares of Class A Common Stock need to be issued and the Company has paid all amounts owed to Yorkville pursuant to the Convertible Notes. The Company and Yorkville may also agree to terminate the SEPA by mutual written consent. Neither the Company nor Yorkville may assign or transfer any of their respective rights and obligations under the SEPA, and no provision of the SEPA may be modified or waived by the Company or Yorkville other than by an instrument in writing signed by both parties.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the SEPA or Registration Rights Agreement, other than (i) a prohibition on the Company’s entry into any at-the-market agreement unless a specified affiliate of Yorkville is the sole executing broker on such facility, with said specified affiliate additionally granted a participation right of at least 33% of any such facility for a period ending twelve (12) months from the date of the first Pre-Paid Advance closing, and (ii) a prohibition on entering into specified “Variable Rate Transactions” (as such term is defined in the SEPA), other than with Yorkville, until all outstanding amounts under the Convertible Notes issued under the SEPA have been repaid in full. Such transactions include, among others, the issuance of convertible securities with a conversion or exercise price that is based upon or varies with the trading price of the Class A Common Stock after the date of issuance, or the Company effecting or entering into an agreement to effect an “equity line of credit” or other substantially similar continuous offering with a third party, in which the Company may offer, issue or sell Common Stock or any securities exercisable, exchangeable or convertible into Class A Common Stock at a future determined price. Furthermore, under the terms of the SEPA, until all outstanding amounts under the Convertible Notes issued under the SEPA have been repaid in full, the Company may not repay any advances or loans to any executives, directors or employees of the Company or make any payments in respect of any related party debt obligations, including without limitation any payables or notes payable to related parties of the Company or any subsidiary of the Company (“Subsidiary”) whether or not such amounts are described on the balance sheets of the Company or any Subsidiary in any documents filed with the SEC or are described in any “Related Party Transactions” section of any documents filed with the SEC. Furthermore, Yorkville has agreed that during the term of the SEPA, none of Yorkville, any of its officers, or any entity managed or controlled by Yorkville, will enter into or effect, directly or indirectly, either for Yorkville’s own principal account or for the principal account of any such entity managed or controlled by Yorkville, any short sale (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Class A Common Stock or any hedging transaction, which establishes a net short position with respect to the Class A Common Stock.

As consideration for Yorkville’s commitment to purchase Class A Common Stock at the Company’s direction pursuant the SEPA, (i) the Company paid to Yorkville a cash “structuring fee” in the amount of $25,000 and (ii) the SEPA provides for a commitment fee, which was earned as of the effective date of the SEPA (the “SEPA Effective Date”), equal to 1.0% of the Commitment Amount, or $200,000, of which one half, due within three days of the SEPA Effective Date, was paid in cash, and the remaining one-half is payable by the six-month anniversary of the SEPA Effective Date.

The SEPA contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in the SEPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the SEPA and may be subject to limitations agreed upon by the parties to the SEPA. A copy of the SEPA has been filed as Exhibit 10.1 to the Form 10-Q and is available electronically on the SEC’s website at www.sec.gov.

In connection with the transactions contemplated by the SEPA, the Company entered into an engagement agreement with Independent Investment Bankers, Corp. (“IIB”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., pursuant to which IIB will receive a success fee from the Company equal to 6.5% of the gross principal amount of each Pre-Paid Advance.

Because the per share purchase price that Yorkville will pay for Advance Shares pursuant to any Advance that we may elect to effect pursuant to the SEPA will be determined by reference to the VWAP during the applicable period for such Advance on the applicable purchase date for such Advance (“Purchase Date”), as of the date hereof, we cannot determine the actual purchase price per share that Yorkville will be required to pay for any Advance Shares that we may elect to sell to Yorkville under the SEPA from and after the date that the conditions are met and the first Pre-Paid Advance on the SEPA is effected (the “Commencement Date”) and, therefore, we cannot be certain how many Advance Shares, in the aggregate, we may issue and sell to Yorkville under the SEPA from and after the Commencement Date.

As of the Record Date, there were 53,600,790 shares of our Class A Common Stock outstanding, of which 20,690,341 shares were held by non-affiliates of the Company. If all of the 29,532,889 shares offered for resale by Yorkville under the Prospectus were issued and outstanding as of the Record Date, such shares would represent approximately 35.5% of the total number of outstanding shares of Class A Common Stock and approximately 58.8% of the total number of outstanding shares of Class A Common Stock held by non-affiliates of the Company, in each case as of the Record Date.

Pursuant to the SEPA, (i) up to 9,532,889 Conversion Shares and (ii) up to 20,000,000 Advance Shares are being registered under the Securities Act for resale by Yorkville the Prospectus. If we were to issue all of the Conversion Shares pursuant to the Fixed Price per share of $1.5735 (without taking into account the 19.99% Exchange Cap limitation or the 4.99% Beneficial Ownership Limitation), such Conversion Shares would generate aggregate gross proceeds of $15,000,000. If we were to issue and sell all of the Advance Shares to Yorkville at an assumed purchase price per share of $1.00 (without taking into account the 19.99% Exchange Cap limitation or the 4.99% Beneficial Ownership Limitation), representing the closing sale price of our Class A Common Stock on

Nasdaq on August 27, 2026, we would receive approximately $20,000,000 in aggregate gross proceeds from the sale of such Advance Shares to Yorkville under the SEPA. Depending on the market prices of our Class A Common Stock on the purchase dates on which we elect to sell such Advance Shares to Yorkville under the SEPA, we may need to register under the Securities Act additional shares of our Class A Common Stock for resale by Yorkville which, together with the 20,000,000 Advance Shares included in the Prospectus, will enable us to issue and sell to Yorkville such aggregate number of shares of Class A Common Stock under the SEPA as will be necessary in order for us to receive aggregate proceeds equal to Yorkville’s $20.0 million maximum aggregate purchase commitment available to us under the SEPA.

If we elect to issue and sell to Yorkville more than the 20,000,000 shares of Class A Common Stock being registered under the Securities Act for resale by Yorkville under the Prospectus as Advance Shares, which we have the right, but not the obligation, to do, we must first (i) obtain stockholder approval to issue shares of Class A Common Stock in excess of the Exchange Cap under the SEPA in accordance with the applicable Nasdaq rules and (ii) file with the SEC one or more additional Registration Statements to register under the Securities Act for the offer and resale by Yorkville of any such additional shares of our Class A Common Stock we wish to sell from time to time under the SEPA, which the SEC must declare effective, in each case before we may elect to sell any additional shares of our Class A Common Stock to Yorkville under the SEPA. Any issuance and sale by us under the SEPA of a substantial amount of shares of Class A Common Stock in addition to the 29,532,889 shares of Class A Common Stock being registered for resale by Yorkville under the Prospectus could cause additional substantial dilution to our stockholders.

The number of shares of Class A Common Stock ultimately offered for resale by Yorkville through the Prospectus is dependent upon the number of shares of Class A Common Stock, if any, we elect to sell to Yorkville under the SEPA from and after the Commencement Date. The issuance of our Class A Common Stock to Yorkville pursuant to the SEPA will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of our Class A Common Stock that our existing stockholders own will not decrease, the shares of our Class A Common Stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our Class A Common Stock after any such issuance.

Reasons for Seeking Stockholder Approval

Under Nasdaq Listing Rules 5635(b) and 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) that will result in a change of control, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire at least 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. However, even if the issuances contemplated by the SEPA and Convertible Notes do not result in Yorkville having the largest ownership position in the Company, that fact alone may not be dispositive. Nasdaq ultimately considers all facts and circumstances concerning a transaction to determine if a change of control has occurred, including whether there are any other relationships or agreements between the company and the investor or group. Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of this rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents or any other purpose.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is also required prior to issuance of 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the Minimum Price. “Minimum Price” is defined as the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Class A Common Stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding the signing of the binding agreement. Shares of our Class A Common Stock issuable upon conversion of debt instruments, such as the Convertible Notes, in such non-public offerings are considered shares issued in such a transaction in determining whether the 20% limit has been reached. Based on the signing of the SEPA on August 12, 2026, the applicable “Minimum Price” is $1.05 per share, and we are able to issue 13,100,378 shares of our Class A Common Stock without exceeding the Exchange Cap.

Until this Proposal Three is approved by our stockholders, Yorkville may not purchase more than 13,100,378 shares of Class A Common Stock pursuant to the SEPA (which includes shares of Class A Common Stock issuable upon conversion of the Convertible Notes), representing 19.99% of the shares of Common Stock outstanding as of the date of entry into the SEPA, which number shall be reduced, on a share-for-share basis, by the number of shares issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the SEPA under Nasdaq’s rules (the “Exchange Cap”). Stockholder approval of this Proposal Three will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(b) and 5635(d).

Our Board of Directors has determined that the SEPA and our ability to issue the Class A Common Stock thereunder in excess of the Exchange Cap are in the best interests of the Company and its stockholders because it provides us a mechanism for raising additional capital. We believe the proceeds that we expect to receive pursuant to the SEPA, and the proceeds we did and will receive from the issuance of the Convertible Notes will allow us to fund our business operations. We expect that the SEPA will provide us with future flexibility to enhance our liquidity in an opportunistic and efficient manner, and only when we deem it to be necessary. We remain focused on creating long-term value for our stockholders, and the SEPA will allow us to be strategic in how we access and deploy capital to continue normal business operations.

We cannot predict the price our Class A Common Stock at any future date, and therefore cannot predict the number of shares of Class A Common Stock to be issued under the SEPA or whether the applicable price for any such shares will be greater than the Minimum Price under the applicable Nasdaq rules.

Therefore, we are seeking stockholder approval under this Proposal Three to issue shares of Class A Common Stock in excess of the Exchange Cap, if necessary, to Yorkville under the terms of the SEPA. The failure of our stockholders to approve this Proposal Three will prevent us from selling, at less than the Minimum Price, shares of Class A Common Stock to Yorkville in excess of the Exchange Cap. However, it would be possible to sell shares to Yorkville in excess of the Exchange Cap if the sale of shares covered by any Advance is equal to or greater than the Minimum Price for such Advance.

Dilution

The issuances of shares of Class A Common Stock under the SEPA and upon conversion of the Convertible Notes, including any shares that may be issued in excess of the Exchange Cap, will result in an increase in the number of shares of Class A Common Stock outstanding and our stockholders will incur substantial dilution of their percentage ownership as a result. If and to the extent such shares are issued, following such issuances, our current stockholders may own a smaller proportionate interest in the Company and, therefore, have less ability to influence corporate decisions requiring stockholder approval. Additionally, the resale of up to $20.0 million of Class A Common Stock registered under the SEPA, or the perception that such sales may occur, could cause the market price of Class A Common Stock to decline. It is not possible to predict the actual number of shares of our Class A Common Stock, if any, we will sell under the SEPA, or the dilution you will experience from those sales.

Our stockholders will also experience significant dilution as a result of the conversion of the Convertible Notes held by Yorkville.

Possible Effects of Disapproval of this Proposal

If this Proposal Three is not approved by our stockholders at the Meeting, it may impair our working capital and our ability to fund capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product or technology investment. Should the proposal fail to receive approval from the stockholders, the Company may be compelled to explore alternative financing options that are less advantageous and potentially more dilutive. Our Board of Directors has determined that the SEPA, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), is in the best interests of us and our stockholders because the flexibility to issue common stock in excess of the Exchange Cap provides us with a reliable source of capital for working capital and general corporate purposes.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of up to $20.0 million shares of Class A Common Stock to Yorkville at prices that are below Nasdaq’s minimum price requirements. The issuance of shares of Class A Common Stock to Yorkville will dilute the percentage ownership interest of all stockholders, may dilute the book value per share of the Class A Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Class A Common Stock. Because the number of shares of Class A Common Stock that may be issued to Yorkville pursuant to the SEPA is determined based on the price of the Class A Common Stock around the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the SEPA Proposal. Abstentions and Broker Non-Votes will have no effect on the outcome of this proposal.

Our Board of Directors recommends a vote FOR the approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), of the potential issuance of shares of Class A Common Stock in excess of 19.99% or more of the Company’s issued and outstanding Common Stock, including upon conversion of Convertible Notes, pursuant to the SEPA.

PROPOSAL FOUR — 2024 PLAN AMENDMENT PROPOSAL

Overview

Our Board of Directors is asking our stockholders to approve an amendment to our 2024 Plan to increase the maximum number of shares of Class A Common Stock available for grant under the 2024 Plan, including upon the exercise of incentive stock options, from 10,677,849 shares to 20,677,849 (the “2024 Plan New Amendment”).

The 2024 Plan was originally approved by the Company’s Board of Directors and stockholders on August 24, 2024 and became effective upon consummation of the Company’s initial public offering on December 24, 2024.

On September 8, 2025, our Board of Directors approved certain amendments to the 2024 Plan to (i) increase the maximum number of shares of Class A Common Stock available for grant under the 2024 Plan from 7,677,849 shares to 10,677,849 shares and (ii) to include the issuance of up to 2,000,000 shares of Class B Common Stock to executive officers of the Company, including upon the exercise of options convertible into Class B Common Stock (together, the “2024 Plan Prior Amendments”). The 2024 Plan Prior Amendments were approved by the stockholders on October 3, 2025.

Our Board of Directors now proposes the 2024 Plan New Amendment to increase the maximum number of shares of Class A Common Stock available for grant under the 2024 Plan from 10,677,849 shares to 20,677,849.

The 2024 Plan New Amendment is intended to allow us to maintain a pool of shares available for grant under the 2024 Plan in order to retain, incentivize and reward our current employees, directors and consultants, and to attract new employees and consultants and, where appropriate, new director candidates.

As of the Record Date, there were approximately 5,757,096 shares of Class A Common Stock and approximately 2,000,000 shares of Class B Common Stock and options convertible into Class B Common Stock, available for future grants under the 2024 Plan. Approval of the 2024 Plan New Amendment would increase that number by 10,000,000 shares of Class A Common Stock. The increase of 10,000,000 shares of Class A Common Stock available for grant under the 2024 Plan may result in additional dilution to holders of our outstanding stock.

Description of the 2024 Plan

The principal features of the 2024 Plan are summarized below, but this summary is qualified in its entirety by reference to the full text of the 2024 Plan, which is attached to our Annual Report as Exhibit 10.8, and by reference to the full text of the proposed 2024 Plan New Amendment, which is attached to this Proxy Statement as Appendix B.

2024 Equity Incentive Plan

Our Board of Directors and stockholders have adopted and approved the 2024 Plan. The 2024 Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to our officers, employees, directors, consultants and advisers. The purpose of the 2024 Plan is to help us attract, motivate and retain such persons with awards under the 2024 Plan and thereby enhance shareholder value.

Administration.    The 2024 Plan is administered by the Compensation Committee of the Board of Directors, which currently consists of two members of the Board of Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “independent” for purposes of any applicable listing requirements. If a member of the Compensation Committee is eligible to receive an award under the 2024 Plan, such Compensation Committee member shall have no authority under the plan with respect to his or her own award. Among other things, the Compensation Committee has complete discretion, subject to the express limits of the 2024 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of Class A Common Stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Class A Common Stock underlying the award, and the required withholding, if any. The Compensation Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The Compensation Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2024 Plan. Notwithstanding the foregoing, the Compensation Committee does not have any authority to grant or modify an award under the 2024 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A, unless such award is structured to be exempt from or comply with all requirements of Code Section 409A.

Grant of Awards; Shares Available for Awards.    The 2024 Plan provides for the grant of incentive stock options, non-qualified stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to directors, officers, employees and nonemployee consultants of Health In Tech, Inc. or its affiliates. Prior to the effectiveness of the 2024 Plan New Amendment, which seeks to increase the aggregate number of shares of Class A Common Stock reserved and available for grant and issuance by 10,000,000 to 20,677,849, the aggregate number of shares of Class A Common Stock reserved and available for grant and issuance under the 2024 Plan is 10,677,849, and the aggregate number of shares of Class B Common Stock reserved and available for grant and issuance under the 2024 Plan is 2,000,000. Prior to the effectiveness of the 2024 Plan New Amendment, no more than 4,501,683 shares of Class A Common Stock in the aggregate may be issued under the 2024 Plan in connection with incentive stock options, and no more than 2,000,000 shares of Class B Common Stock in the aggregate may be issued under the 2024 Plan in connection with incentive stock options. The proposed amendment would increase the aggregate incentive stock options share limit for Class A Common Stock to 10,000,000 shares. Shares shall be deemed to have been issued under the 2024 Plan solely to the extent actually issued and delivered pursuant to an award. If any award granted under the 2024 Plan expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2024 Plan. The 2024 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors. The Board of Directors in its discretion may terminate the 2024 Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2024 Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted.

Future new hires and additional non-employee directors and/or consultants would be eligible to participate in the 2024 Plan as well. The number of stock options and/or shares of restricted stock to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or shares of restricted stock is dependent upon various factors such as hiring requirements and job performance.

Stock Options.    The 2024 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under Section 422 of the Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the Compensation Committee may determine, which shall be specified in the option agreement; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of Class A Common Stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of our Company or a parent or subsidiary of our Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Class A Common Stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights.    A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Class A Common Stock between the date of grant and the date of exercise. The Compensation Committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the Compensation Committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant. SARs may be granted in tandem with, or independently of, stock options granted under the 2024 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the Class A Common

Stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the Compensation Committee may specify.

Performance Shares and Performance Unit Awards.    Performance share and performance unit awards entitle the participant to receive cash or shares of Class A Common Stock or Class B Common Stock (if an employee of the Company) upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values. The Compensation Committee shall set forth in the applicable award agreement the performance goals and objectives and the period of time to which such goals and objectives shall apply. If such goals and objectives are achieved, such distribution of shares, or payment in cash, as the case may be, shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Distribution Equivalent Right Awards.    A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or Class A Common Stock or Class B Common Stock (if an employee of the Company) distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of Class A Common Stock or Class B Common Stock (if an employee of the Company) during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award (but not an option or SAR award) under the 2024 Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award. The Compensation Committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional Class A Common Stock or Class B Common Stock (if an employee of the Company), or is to be entitled to choose among such alternatives.

Restricted Stock Awards.    A restricted stock award is a grant or sale of Class A Common Stock or Class B Common Stock (if an employee of the Company) to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Compensation Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such instalments or otherwise, as the Compensation Committee or the Board of Directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee or the Board of Directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.

Restricted Stock Unit Awards.    A restricted stock unit award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The Compensation Committee shall set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of an ordinary share, or one ordinary share, as determined in the sole discretion of the Compensation Committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A. A restricted stock unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares.

Unrestricted Stock Awards.    An unrestricted stock award is a grant or sale of shares of our Class A Common Stock to the employees, non-employee directors or non-employee consultants or Class B Common Stock (if an employee of the Company) that are not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change-in-Control Provisions.    The Compensation Committee may, in its sole discretion, at the time an award is granted or at any time prior to, coincident with or after the time of a change in control, cause any award either (i) to be cancelled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of Class A Common Stock in the change in control over the per share exercise, base or purchase price of such award, which may be paid immediately or over the vesting schedule of the award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such change in control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an award so that any award to a holder whose employment has been terminated as a result of a change in control may be vested, exercised, paid or distributed in full on or before a date fixed by the Compensation Committee; (iv) to be purchased from a holder whose employment has been terminated as a result of a change of control, upon the holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such award been currently exercisable or payable; or (v) terminate any then outstanding award or make any other adjustment to the awards then outstanding as the Compensation Committee deems necessary or appropriate to reflect such transaction or change. The number of shares subject to any award shall be rounded to the nearest whole number.

Amendment and Termination.    The Compensation Committee may adopt, amend and rescind rules relating to the administration of the 2024 Plan, and amend, suspend or terminate the 2024 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2024 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws.

Certain U.S. Federal Income Tax Consequences of the Plan

The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, restricted stock units, performance stock, performance units, SARs, and dividend equivalent rights. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired Class A Common Stock shares. This summary assumes that U.S. Participants will hold their Class A Common Stock shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Plan, or Class A Common Stock shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Plan or Class A Common Stock shares issued thereunder pursuant to the Plan.

A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO if structured to be exempt from or comply with Code Section 409A. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Class A Common Stock shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells Class A Common Stock shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the Class A Common Stock shares were held. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.

A U.S. Participant generally does not recognize taxable income upon the grant or, except for purposes of the U.S. alternative minimum tax (“AMT”) the exercise, of an ISO. For purposes of the AMT, which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the Class A Common Stock shares subject to the ISO over the exercise price is a preference item for AMT purposes. If the U.S. Participant disposes of the Class A Common Stick shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the Class A Common Stock shares to the U.S. Participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such Class A Common Stock shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to deduct such amount.

A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company generally will be entitled to a deduction for such amount.

A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, restricted stock unit award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of Class A Common Stock shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the Class A Common Stock shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time.

A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such Class A Common Stock shares at the time the restriction lapses over any amount paid for the Class A Common Stock shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such Class A Common Stock shares at the time of grant. The Company generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.

Plan Benefits

Awards to our employees (including executive officers who are not directors), directors and consultants under the 2024 Plan are made at the discretion of the Compensation Committee of our Board of Directors. Accordingly, we cannot currently determine the amount of awards that will be made under the 2024 Plan in future periods. For (i) each of our named executive officers, (ii) our executive officers, as a group, (iii) our non-employee directors, as a group, and (iv) all of our employees who are not executive officers, as a group, the following table sets forth the following information: (A) the aggregate number of shares subject to stock options (including performance-based stock options at target levels) granted under the 2024 Plan during fiscal year 2025, (B) the average per share exercise price of such options, (C) the aggregate number of shares of Class A Common Stock granted under the 2024 Plan during fiscal year 2025, and (D) the dollar value of such shares of Class A Common Stock.

	Number of Shares Subject to Options	Average Per Share Exercise Price of Options	Number of Shares of Class A Common Stock(1)	Dollar Value of Shares of Class A Common Stock(2)
Tim Johnson	—	$—	114,000	$394,880
Chief Executive Officer
Julia (LinLin) Qian	—	$—	107,000	$370,240
Chief Financial Officer
Dustin Plantholt(3)	—	$—	64,000	$182,780
Chief AI & Marketing Officer
All executive officers, as a group	—	$—	256,000	$843,160
All directors who are not executive officers, as a group	—	$—	268,408	$199,995
All employees who are not executive officers, as a group	—	$—	3,400	$11,968

____________

(1)      Represents shares of restricted stock unless otherwise denoted.

(2)      Reflects the aggregate grant date fair value of the equity awards computed in accordance with ASC 718.

(3)      Mr. Plantholt resigned from the Company effective April 30, 2026. The aggregate number of shares of Class A Common Stock granted to Mr. Plantholt under the 2024 Plan in 2025 includes 14,000 shares of unrestricted stock.

Information Regarding Outstanding Stock Awards

As of December 31, 2025, there were 11,460 outstanding shares of restricted stock and no outstanding stock options under the 2024 Plan for all current directors who are not executive officers as a group. As noted under “Director Compensation,” each non-employee director is eligible to receive compensation for his or her service including $80,000 in the form of restricted stock vesting after one year of board service. Also, as of December 31, 2025, all current employees, including all current officers who are not executive officers, as a group had 3,400 shares of restricted stock and no outstanding stock options under the 2024 Plan. No person has received or is expected to receive five percent or more of the awards under the 2024 Plan.

As of December 31, 2025, Tim Johnson had no stock options and 107,334 shares of restricted stock outstanding under the 2024 Plan; Julia (LinLin) Qian had no stock options and 100,334 shares of restricted stock outstanding under the 2024 Plan; Dustin Plantholt had no stock options and 45,833 shares of restricted stock outstanding under the 2024 Plan. All current executive officers as a group had no stock options and 242,001 shares of restricted stock outstanding under the 2024 Plan. No associates of such directors, executive officers or nominees have received awards under the 2024 Plan.

Equity Compensation Plan Information

Information, as of December 31, 2025, regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	2,151,947	$0.76	8,195,051	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	2,151,947	$0.76	8,195,051

____________

(1)      The equity compensation plans approved by stockholders consist of our 2022 Plan and 2024 Plan.

(2)      Consists of shares available for future issuance under the 2024 Plan.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the 2024 Plan Amendment Proposal. Abstentions will have the effect of a vote against this proposal. Broker Non-Votes will have no effect on the outcome of this proposal.

Our Board of Directors recommends a vote FOR the 2024 Plan Amendment Proposal.

PROPOSAL FIVE — INDEPENDENT AUDITOR RATIFICATION PROPOSAL

The Audit Committee of our Board of Directors has appointed the firm of MaloneBailey, LLP as our independent auditors for the fiscal year ending December 31, 2026. Although stockholder approval of the Audit Committee’s selection of MaloneBailey, LLP is not required by law, the Audit Committee believes that it is advisable to give stockholders an opportunity to ratify this appointment. Ratification of the appointment of MaloneBailey, LLP to serve as our independent registered public accounting firm for the 2026 fiscal year will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of MaloneBailey, LLP of the 2026 fiscal year. If this proposal is not approved at the Meeting, the Audit Committee will reconsider this appointment.

Representatives of MaloneBailey, LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to ratify the appointment of MaloneBailey, LLP as our independent auditors for the year ending December 31, 2026. Abstentions will have the effect of a vote against this proposal. As this proposal is a “routine” item, if you hold your shares through a bank or a broker and you do not provide instructions to your bank or broker, we believe that your bank or broker will cast a Broker Discretionary Vote in favor of this proposal.

Our Board of Directors recommends a vote FOR the ratification of the selection of MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026.

OWNERSHIP OF OUR COMMON STOCK

The following table sets forth information as of the date of the Record Date regarding the beneficial ownership of our voting securities by:

•        each person who is known by us, based solely on a review of public filings that is the beneficial owner of more than 5% of any class of our outstanding voting securities;

•        each of our named executive officers and directors; and

•        all our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 53,600,790 shares of Class A Common Stock, including 51,455,911 shares of Class A Common Stock outstanding and 2,144,879 shares of restricted stock outstanding, and upon 11,700,000 shares of Class B Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

In computing the number and percentage of shares beneficially owned by a person as of a particular date, shares that may be acquired by such person (for example, upon the exercise of options or warrants) within 60 days of such date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

The address of each holder listed below, except as otherwise indicated, is c/o Health In Tech, Inc., 701 S. Colorado Ave, Suite 1, Stuart, FL 34994.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock**	% of Class A Common Stock	Number of Shares of Class B Common Stock**(2)	% of Class B Common Stock	% of Total Voting Power
Tim Johnson(3)	23,991,557	44.17%	9,000,000	76.92%	66.54%
Julia (LinLin) Qian(4)	9,662,001	17.79%	2,700,000	23.08%	21.40%
Jonathan (Del) Lockett(5)	300,892	*	—	—	*
Dustin Plantholt(6)	64,000	*	—	—	*
Lori Babcock(7)	236,257	*	—	—	*
Zain Hasan(8)	183,749	*	—	—	*
Michael Clarkson(9)	8,000	*	—	—	*
Sri Rajagopalan(10)	20,000	*	—	—	*
John Mcstravock(11)	5,000	*	—	—	*
William D. Howard	138,510	*	—	—	*
Timothy Hayes	108,780	*	—	—	*
All directors and executive officers as a group (10 individuals)	34,654,746	63.82%	11,700,000	100.00%	88.52%

____________

*        Less than 1%.

**      Shares and per share data are presented on a retroactive basis to reflect the effects of the stock split at a 1.5-for-1 ratio effected on June 4, 2024.

(1)      The address of each holder listed above, except as otherwise indicated, is c/o Health In Tech, Inc., 701 S. Colorado Ave, Suite 1, Stuart, FL 34994. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the date of the information in this table are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Subject to community property laws where applicable, to our knowledge, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock owned by such person.

(2)      Each share of Class B Common Stock is entitled to ten votes and is convertible at any time into one share of Class A Common Stock.

(3)      Includes 745,597 shares of restricted stock and 720,531 shares underlying stock options. Excludes 14,176 shares underlying stock options that vest after 60 days following the date hereof.

(4)      Includes 879,121 shares of restricted stock and 697,334 shares underlying stock options. Excludes 14,176 shares underlying stock options that vest after 60 days following the date hereof.

(5)      Includes 55,036 shares of restricted stock and 157,353 shares underlying stock options. Excludes 7,732 shares underlying stock options that vest after 60 days following the date hereof.

(6)      Includes 34,723 shares of restricted stock. Mr. Plantholt resigned from the Company effective April 30, 2026.

(7)      Includes 3,862 shares of restricted stock and 169,079 shares underlying stock options. Excludes 6,444 shares underlying stock options that vest after 60 days following the date hereof.

(8)      Includes 164,999 shares of restricted stock.

(9)      Includes 1,333 shares of restricted stock.

(10)    Includes 10,000 shares of restricted stock.

(11)    Includes 2,917 shares of restricted stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our shares of Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

OTHER MATTERS

Our Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. Our Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

It is important that the proxies be submitted promptly and that your shares are represented at the Meeting. Stockholders are urged to vote their shares. See “Important Information about the Annual Meeting and Voting” for instructions on how to vote your shares.

Appendix A

CERTIFICATE OF AMENDMENT TO
SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
HEALTH IN TECH, INC.

Health In Tech, Inc. (hereinafter referred to as the “Corporation”), a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

FIRST: The date of filing of the original Second Amended and Restated Articles of Incorporation of the Corporation with the Secretary of State of the State of Nevada is November 3, 2022 (as amended to date, the “Articles of Incorporation”).

SECOND: Article III of the Articles of Incorporation is hereby amended and restated in its entirety to provide as follows:

The total number of shares of stock that the Corporation shall have authority to issue is 720,000,000, consisting of 650,000,000 shares of Class A Common Stock, $0.001 par value per share (“Class A Common Stock”), 50,000,000 shares of Class B Common Stock, $0.001 par value per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), and 20,000,000 shares of Series A Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”).

THIRD: Article IV of the Articles is amended by deleting the text of the existing Article IV in its entirety.

FOURTH: The remaining provisions of the Articles of Incorporation not affected by the aforementioned amendments shall remain in full force and not be affected by this certificate of amendment (the “Certificate of Amendment”).

FIFTH: This Certificate of Amendment to the Articles of Incorporation was duly adopted in accordance with the applicable provisions of the Nevada Revised Statutes and has been duly approved by all the members of the Board of Directors and the shareholders of the Corporation.

All other provisions of the Articles of Incorporation remain unchanged.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Articles of Incorporation to be duly executed by its authorized officer as of the [•] day of November 2026.

HEALTH IN TECH, INC.
By:
Name:	Tim Johnson
Title:	Chief Executive Officer

A-2

Appendix B

HEALTH IN TECH, INC.
HEALTH IN TECH EQUITY INCENTIVE PLAN (2024)
(As of November 5, 2026)

AMENDMENT TO THE
EQUITY INCENTIVE PLAN

WHEREAS, Health in Tech, Inc., a Nevada corporation (the “Company”) maintains the Equity Incentive Plan (the “Plan”) under which Awards are granted to Employees, Directors, and Consultants. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Plan; and

WHEREAS, Article 17 of the Plan provides that the Board may amend, alter or discontinue the Plan at any time, provided that no amendment, alteration or discontinuation will be made, without the approval of such amendment by the Company’s stockholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Stock may be listed or quoted); and

WHEREAS, the Board has determined that it would be advisable and in the best interest of the Company and its stockholders to amend the Plan (i) to increase the number of shares that may be subject to Awards under the Plan and (ii) to add an additional class of Company common stock to be available for Awards under the Plan.

NOW, THEREFORE, the Plan is amended as follows:

1. Article 5 of the Plan is amended by deleting the existing Section 5.1 in its entirety and inserting in lieu thereof the following new Section 5.1.

5.1 Authorized Shares. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to any adjustments as necessary pursuant to Article XV, the aggregate number of shares of Class A Common Stock reserved and available for grant and issuance under the Plan is 20,677,849 and the aggregate number of shares of Class B Common Stock reserved and available for grant and issuance under the Plan is 2,000,000. In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Stock (either actually or by attestation) or by the withholding of Stock by the Company, or (ii) tax or deduction liabilities arising from such Option or other Award are satisfied by the tendering of Stock (either actually or by attestation) or by the withholding of Stock by the Company, then in each such case the shares of Stock so tendered or withheld shall not be added back to the shares of Stock available for grant under the Plan. Only Shares underlying Awards under this Plan that are forfeited, canceled, or expire unexercised, shall be available again for issuance under the Plan.

2. Article 5 of the Plan is amended by deleting the existing Section 5.3 in its entirety and inserting in lieu thereof the following new Section 5.3.

5.3 Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 5.1, and subject to Article XV, the aggregate maximum number of shares of Stock that may be issued pursuant to the exercise of Incentive Stock Options is 10,000,000 shares.

Except as specifically specified in this Amendment, the Plan shall in all other respects remain unmodified and in full force and effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

B-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed this ___ day of November, 2026.

HEALTH IN TECH, INC.
By:

B-2

Clear Trust, LLC - Proxy Agent 2420 Brunello Trace Lutz, Florida 33558 * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 ANNUAL MEETING OF STOCKHOLDERS HEALTH IN TECH, INC. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY ONLINE (FASTEST AND EASIEST): Go to: www.cleartrustonline.com/HIT Have your Proxy Card ready Follow the simple instructions to record your vote MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided PHONE: Call 1-813-235-4490 Have your Proxy Card ready Request to vote your proxy. CONTROL NUMBER: FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE 11:59 PM EST ON NOVEMBER 4th, 2026. USE THE CONTROL NUMBER ABOVE TO VOTE ONLINE. ANNUAL MEETING OF STOCKHOLDERS HEALTH IN TECH, INC. DATE: November 5, 2026 TIME: 10:00 a.m. Eastern Daylight Time LOCATION: www.cleartrustonline.com/HIT This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Tim Johnson and Julia (LinLin) Qian (the “Named Proxies”), and each or any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of common stock of Health In Tech, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above. Continued and to be signed on the reverse side

HEALTH IN TECH, INC. ANNUAL MEETING OF STOCKHOLDERS PROPOSAL 1. Elect five directors to serve on our Board of Directors for a one-year term of office expiring at the 2027 Annual Meeting of Stockholders. Tim Johnson Julia (LinLin) Qian William Howard Timothy Hayes Tim Cortes 2. To approve an amendment to our Second Amended and Restated Articles of Incorporation of the Company (the “Articles of Incorporation”) to increase the total authorized shares of capital stock of the Company from 20,000,000 to 720,000,000 (the “Authorized Shares Increase”), consisting of 650,000,000 shares of Class A Common Stock, $0.001 par value per share (the “Class A Common Stock”), 50,000,000 shares of Class B Common Stock, $0.001 par value per share (the “Class B Common Stock”), and, together with the Class A Common Stock, the “Common Stock”) and 20,000,000 shares of Series A Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”). 3. To approve, in compliance with Nasdaq Listing Rule 5635(b) and Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding Class A Common Stock, pursuant to that certain Standby Equity Purchase Agreement dated August 12, 2026 (the “SEPA”) between the Company and YA II PN, Ltd. (“Yorkville”). 4. To amend the Health In Tech, Inc. Equity Incentive Plan (2024) (the “2024 Plan”) to increase the total number of shares of Class A Common Stock authorized for issuance pursuant to awards granted thereunder from 10,677,849 shares to 20,677,849 shares. 5. To ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors for the year ending December 31, 2026. 6. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof. YOUR VOTE FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR EACH NOMINEE FOR Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include the title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Signature (and Title if applicable) Date Signature (if held jointly) Date SAVE TIME & REDUCE COSTS! PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL. LAST NAME, FIRST